UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 217-9502

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Dr. Matthew Goldstein

Chairman and Director

John F. Finn

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Mary E. Martinez

Director

Marilyn McCoy

Director

Mitchell M. Merin

Director

Dr. Robert A. Oden, Jr.

Director

Marian U. Pardo

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Brian S. Shlissel

President and Principal Executive Officer

Laura M. Del Prato

Treasurer and Principal Financial Officer

Frank J. Nasta

Secretary

Stephen M. Ungerman

Chief Compliance Officer

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

J.P. Morgan Investment Management Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Perkins Coie LLP

Executive Offices

Pacholder High Yield Fund, Inc.

270 Park Avenue

New York, NY 10017

Shareholder Services

(877) 217-9502

Please visit our web site, www.pacholder.com, for information on the Fund’s net asset value, share price, news releases, and Securities and Exchange Commission filings. We created this site to provide stockholders quick and easy access to the most timely information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2016

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Shareholders:

Full Year 2016 Review

During the past year, the market for high yield bonds (also known as “junk bonds”) delivered its strongest returns since 2009. Price momentum continued upward though the fourth quarter of 2016 amid investors’ appetite for risk assets. Prices for crude oil rebounded from the mid-$40 per barrel range and by November had reached 15-month highs. Meanwhile, economic data and corporate earnings indicated continued strengthening of the U.S. economy. The Barclays US High Yield 2% Issuer Capped Index returned 12.95% for the twelve months ended December 31, 2016, and loans measured by the Credit Suisse Leveraged Loan Index returned 9.88%.

The rally in high yield bonds continued to be led by lower rated and commodities-related credit. Spreads for CCC-rated bonds rallied almost 800 basis points as investors’ fears of a collapse in the energy sector and a U.S. recession faded. Bonds rated CCC in the Barclays US High Yield 2% Issuer Capped Index returned 31.46% for the twelve month ended December 31, 2016, outpacing higher rated BB and single-B rated bonds, which returned 12.78% and 15.80%, respectively, for the period.

Our investment strategy continued to be based upon a process that is intended to take specific, targeted credit risk when our analysis indicated a favorable risk/reward opportunity, while building a core of what we believed to be improving credits. During the year, the Pacholder High Yield Fund Inc. (the “Fund”) generally held high quality credits across economic sectors and remained underweight in what we believed were the riskiest portions of the market.

For the twelve months ended December 31, 2016, the Fund returned 22.62% based on net asset value (“NAV”) compared to the 18.36% return for the Credit Suisse High Yield Index (the “Index”)1 and the 16.4% average total return of the Morningstar Closed-End High Yield Category. Fund performance for the period includes the benefit of refunding auction rate preferred stock (ARPS) at a discount. The aggregate discount on the ARPS repurchased was $1,901,250, or $0.15 per share, which contributed 2.34% to the Fund’s return during the period.

The Fund outperformed the Index during the reporting period due primarily to positive performance, the impact of leverage and proceeds from the ARPS repurchases in April 2016. Additionally, the Fund’s security selection in the financial, transportation, housing and gaming/leisure sectors helped performance relative to the Index, while the Fund’s security selection in the metals/minerals, health care, energy and media/telecom sectors were leading detractors from relative performance during the reporting period.

Fund Strategy

The Fund invests in all types of high-yield, high-risk debt securities and focuses on value by looking at individual securities against the context of broader market factors. The Fund’s portfolio managers monitor investments by staying abreast of positive and negative credit developments and having regular discussions with senior management of issuers of the Fund’s investments.

Auction Rate Preferred Shares and Dividends

On March 11, 2016, the Fund commenced a tender offer for up to 100% of its outstanding ARPS. The Fund offered to purchase the ARPS at 95.5% of the liquidation preference of $25,000 (or $23,875 per share), plus any unpaid accrued dividends through the April 14, 2016 expiration of the offer. The Fund accepted for payment 1,690 ARPS that were tendered and not withdrawn, representing approximately 98.3% of its outstanding ARPS. On December 22, 2016, the Fund redeemed the remaining 30 outstanding ARPS at the liquidation preference of $25,000.

The Fund paid a monthly dividend of $0.053 per common share starting in September 2014 until March 2015. In March 2015, the Board of Directors of the Fund authorized a reduction in the monthly dividend amount from $0.053 per common share to $0.050 per common share and in September 2016 reduced the dividend from $0.050 per common share to $0.045 per common share. The Board of Directors will continue to monitor the appropriateness of the dividend level going forward in light of market conditions and income earned by the Fund over time, and there can be no guarantee that the dividend level will continue or that a dividend will be paid at all. The amount of the monthly dividend, if any, may be more or less than the actual income earned by the Fund in a given month.

[1]	On September 1, 2016, the Index was renamed from the previous Credit Suisse High Yield Index, Developed Countries Only, Index. The change had no impact on Index performance.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

CEO-Global Funds Management

J.P. Morgan Asset Management

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Availability of Portfolio Holdings and Other Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts including estimated undistributed net income and statistical information will also be available on the Fund’s website.

Total Return *	Net Asset Value (NAV) **	Market Price
1 Year	22.62%	29.16%
5 Year	9.16%	4.51%
10 Year	8.01%	7.23%

Price per share at December 31, 2016	$7.86	$7.20

*	Total returns assume the reinvestment of all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.
**	The return shown is based on net asset value which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
CONVERTIBLE BONDS — 0.1%
CONSUMER DISCRETIONARY — 0.0%[12]
MEDIA — 0.0%
Adelphia Communications Corp., Pfd, 6.000%, 12/31/49[1,4]	$125	$—	0.0%

SPECIALTY RETAIL — 0.0%[12]
Nebraska Book Holdings, Inc., Private Placement, Sr Unsec’d Nt, 2.000%, (PIK), 04/01/26[2,17]	230	33,405	0.0	[12]

Total Consumer Discretionary		33,405	0.0	[12]

UTILITIES — 0.1%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 0.1%
NRG Yield, Inc., Private Placement, Co Guar, 3.250%, 06/01/20[2]	85	81,600	0.1

Total Convertible Bonds (Cost $113,631)		115,005	0.1

CORPORATE BONDS — 126.1%
CONSUMER DISCRETIONARY — 22.5%
AUTO COMPONENTS — 2.7%
Cooper-Standard Automotive, Inc., Private Placement, Co Guar, 5.625%, 11/15/26[2]	95	93,931	0.1
Goodyear Tire & Rubber Co. (The), Co Guar,
5.000%, 05/31/26[19]	165	164,248	0.2
5.125%, 11/15/23[19]	130	133,900	0.1
7.000%, 05/15/22[19]	760	801,800	0.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Co Guar, 5.875%, 02/01/22[19]	243	241,177	0.2
IHO Verwaltung GmbH, Private Placement, Sr Sec’d Nt, (Germany), 4.750%, (cash), 09/15/26[2,17]	200	193,000	0.2
JB Poindexter & Co., Inc., Private Placement, Sr Unsec’d Nt, 9.000%, 04/01/22[2,19]	182	191,100	0.2
MPG Holdco I, Inc., Co Guar, 7.375%, 10/15/22	336	351,120	0.3
Tenneco, Inc., Co Guar, 5.375%, 12/15/24	53	54,738	0.1
ZF North America Capital, Inc., Private Placement, Co Guar, (Germany),
4.000%, 04/29/20[2]	185	192,400	0.2
AUTO COMPONENTS (continued)
4.500%, 04/29/22[2]	150	154,688	0.1
4.750%, 04/29/25[2]	204	207,570	0.2

		2,779,672	2.7
AUTOMOBILES — 1.0%
Fiat Chrysler Automobiles NV, Sr Unsec’d Nt, (United Kingdom),
4.500%, 04/15/20[19]	249	253,980	0.2
5.250%, 04/15/23[19]	400	407,320	0.4
Jaguar Land Rover Automotive plc, Private Placement, Co Guar, (United Kingdom),
4.125%, 12/15/18[2]	200	205,500	0.2
5.625%, 02/01/23[2]	150	156,375	0.2
Motors Liquidation Co.,
7.750%, 03/15/36[1,4]	55	—	0.0
8.100%, 06/15/24[1,4]	1,725	—	0.0
8.375%, 07/15/33[1,4]	425	—	0.0
VAR, 6.750%, 05/01/28[1,4]	50	—	0.0

		1,023,175	1.0
DISTRIBUTORS — 0.2%
Global Partners LP/GLP Finance Corp., Co Guar,
6.250%, 07/15/22	101	96,770	0.1
7.000%, 06/15/23	50	48,250	0.0	[12]
Performance Food Group, Inc., Private Placement, Co Guar, 5.500%, 06/01/24[2]	45	45,338	0.1

		190,358	0.2
DIVERSIFIED CONSUMER SERVICES — 0.1%
ServiceMaster Co. LLC (The), Private Placement, Co Guar, 5.125%, 11/15/24[2]	126	127,890	0.1

HOTELS, RESTAURANTS & LEISURE — 5.1%
1011778 BC ULC/New Red Finance, Inc., Private Placement, Sec’d Nt, (Canada), 6.000%, 04/01/22[2]	110	114,950	0.1
1011778 BC ULC/New Red Finance, Inc., Private Placement, Sr Sec’d Nt, (Canada), 4.625%, 01/15/22[2]	60	61,200	0.1
Boyd Gaming Corp., Co Guar, 6.875%, 05/15/23[19]	192	206,400	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
HOTELS, RESTAURANTS & LEISURE (continued)
Boyd Gaming Corp., Private Placement, Co Guar, 6.375%, 04/01/26[2]	$70	$75,390	0.1%
CCM Merger, Inc., Private Placement, Co Guar, 9.125%, 05/01/19[2]	45	46,800	0.0	[12]
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Co Guar,
5.250%, 03/15/21[19]	100	103,250	0.1
5.375%, 06/01/24	70	72,100	0.1
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Private Placement, Sr Sec’d Nt, 10.500%, 07/01/19[2]	100	100,250	0.1
Eldorado Resorts, Inc., Co Guar, 7.000%, 08/01/23	40	42,400	0.0	[12]
ESH Hospitality, Inc., Private Placement, Co Guar, 5.250%, 05/01/25[2,19]	214	212,930	0.2
GLP Capital LP/GLP Financing II, Inc., Co Guar,
4.375%, 04/15/21	10	10,375	0.0	[12]
5.375%, 11/01/23	275	294,250	0.3
5.375%, 04/15/26	50	52,145	0.1
Golden Nugget Escrow, Inc., Private Placement, Sr Unsec’d Nt, 8.500%, 12/01/21[2]	130	138,125	0.1
Hilton Domestic Operating Co., Inc., Private Placement, Co Guar, 4.250%, 09/01/24[2]	155	150,350	0.1
Hilton Grand Vacations Borrower LLC, Private Placement, Co Guar, 6.125%, 12/01/24[2]	60	62,325	0.1
International Game Technology plc, Private Placement, Sr Sec’d Nt, 6.500%, 02/15/25[2,19]	200	214,500	0.2
Isle of Capri Casinos, Inc., Co Guar, 5.875%, 03/15/21[19]	100	103,500	0.1
Jack Ohio Finance LL /Jack Ohio Finance 1 Corp., Private Placement, Sr Sec’d Nt, 6.750%, 11/15/21[2]	145	146,812	0.1
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Private Placement, Co Guar,
5.000%, 06/01/24[2]	140	142,975	0.2
5.250%, 06/01/26[2]	140	142,100	0.1
HOTELS, RESTAURANTS & LEISURE (continued)
Landry’s, Inc., Private Placement, Sr Unsec’d Nt, 6.750%, 10/15/24[2]	89	90,335	0.1
MGM Resorts International, Co Guar,
4.625%, 09/01/26[19]	161	154,963	0.2
5.250%, 03/31/20[19]	110	116,325	0.1
6.000%, 03/15/23[19]	145	156,600	0.2
6.625%, 12/15/21[19]	312	348,660	0.3
6.750%, 10/01/20[19]	113	125,712	0.1
7.750%, 03/15/22[19]	49	56,350	0.1
8.625%, 02/01/19[19]	25	28,094	0.0	[12]
NCL Corp. Ltd., Private Placement, Sr Unsec’d Nt, 4.750%, 12/15/21[2]	242	241,850	0.2
Sabre GLBL, Inc., Private Placement, Sr Sec’d Nt,
5.250%, 11/15/23[2]	30	30,806	0.0	[12]
5.375%, 04/15/23[2]	99	100,980	0.1
Scientific Games International, Inc., Co Guar, 10.000%, 12/01/22	290	288,550	0.3
Scientific Games International, Inc., Private Placement, Sr Sec’d Nt, 7.000%, 01/01/22[2]	75	80,438	0.1
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Private Placement, Co Guar, 5.875%, 05/15/21[2]	260	257,400	0.3
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Unsec’d Nt, 9.750%, 09/01/21[2,19]	184	200,100	0.2
Six Flags Entertainment Corp., Private Placement, Co Guar, 4.875%, 07/31/24[2,19]	150	148,125	0.1
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Private Placement, Co Guar, 5.500%, 03/01/25[2,19]	280	277,760	0.3
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr Unsec’d Nt, 5.375%, 03/15/22	15	15,356	0.0	[12]

		5,211,531	5.1
HOUSEHOLD DURABLES — 0.7%
CalAtlantic Group, Inc., Co Guar,
5.875%, 11/15/24[19]	190	192,850	0.2
8.375%, 01/15/21	75	87,375	0.1
M/I Homes, Inc., Co Guar, 6.750%, 01/15/21[19]	175	182,437	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
HOUSEHOLD DURABLES (continued)
Tempur Sealy International, Inc., Co Guar, 5.625%, 10/15/23[19]	$135	$139,388	0.1%
Toll Brothers Finance Corp., Co Guar,
4.875%, 11/15/25	11	10,808	0.0	[12]
5.625%, 01/15/24	110	114,125	0.1

		726,983	0.7
INTERNET & DIRECT MARKETING RETAIL — 0.3%
Netflix, Inc., Private Placement, Co Guar, 4.375%, 11/15/26[2]	63	61,110	0.1
Netflix, Inc., Sr Unsec’d Nt,
5.375%, 02/01/21[19]	68	73,100	0.1
5.500%, 02/15/22	75	80,813	0.1
5.750%, 03/01/24[19]	40	42,800	0.0	[12]

		257,823	0.3
MEDIA — 10.5%
Altice Luxembourg SA, Private Placement, Co Guar, (Luxembourg), 7.750%, 05/15/22[2]	282	301,035	0.3
Altice US Finance I Corp., Private Placement, Sr Sec’d Nt,
5.375%, 07/15/23[2]	225	233,437	0.2
5.500%, 05/15/26[2]	256	261,120	0.3
AMC Entertainment, Inc., Co Guar, 5.875%, 02/15/22[19]	191	199,834	0.2
AMC Entertainment, Inc., Private Placement, Co Guar, 5.875%, 11/15/26[2]	90	92,025	0.1
AMC Networks, Inc., Co Guar, 5.000%, 04/01/24[19]	250	250,625	0.2
Cablevision Systems Corp., Sr Unsec’d Nt, 8.625%, 09/15/17	29	30,160	0.0	[12]
Cablevision Systems Corp., Sr Unsec’d Nt, 8.000%, 04/15/20[19]	458	502,655	0.5
Cinemark USA, Inc., Co Guar, 5.125%, 12/15/22	75	77,250	0.1
Clear Channel Worldwide Holdings, Inc., Co Guar,
Series A, 6.500%, 11/15/22	171	171,000	0.2
Series B, 6.500%, 11/15/22	224	229,040	0.2
Series A, 7.625%, 03/15/20	25	24,000	0.0	[12]
Series B, 7.625%, 03/15/20	339	338,786	0.3
CSC Holdings LLC, Private Placement, Co Guar, 5.500%, 04/15/27[2,19]	360	364,500	0.4
MEDIA (continued)
CSC Holdings LLC, Sr Unsec’d Nt,
6.750%, 11/15/21	135	145,125	0.2
8.625%, 02/15/19	120	132,600	0.1
DISH DBS Corp., Co Guar,
5.875%, 07/15/22[19]	180	189,450	0.2
6.750%, 06/01/21[19]	1,181	1,281,385	1.3
7.875%, 09/01/19	35	38,850	0.0	[12]
EMI Music Publishing Group North America Holdings, Inc., Private Placement, Co Guar, 7.625%, 06/15/24[2]	120	129,600	0.1
Gray Television, Inc., Private Placement, Co Guar,
5.125%, 10/15/24[2,19]	155	149,962	0.1
5.875%, 07/15/26[2]	100	99,250	0.1
iHeartCommunications, Inc., Sr Sec’d Nt, 9.000%, 12/15/19	28	22,890	0.0	[12]
Lamar Media Corp., Co Guar,
5.375%, 01/15/24	17	17,595	0.0	[12]
5.750%, 02/01/26	98	103,145	0.1
Liberty Interactive LLC, Sr Unsec’d Nt, 8.250%, 02/01/30[19]	160	170,400	0.2
LIN Television Corp., Co Guar, 5.875%, 11/15/22	79	80,382	0.1
Live Nation Entertainment, Inc., Private Placement, Co Guar, 4.875%, 11/01/24[2]	210	210,525	0.2
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr Unsec’d Nt, 6.375%, 04/01/23[19]	135	141,750	0.1
Nexstar Broadcasting, Inc., Co Guar, 6.875%, 11/15/20[19]	100	103,500	0.1
Nexstar Broadcasting, Inc., Private Placement, Co Guar, 6.125%, 02/15/22[2]	90	93,150	0.1
Nexstar Escrow Corp., Private Placement, Co Guar, 5.625%, 08/01/24[2]	35	34,737	0.0	[12]
Nielsen Finance LLC/Nielsen Finance Co., Private Placement, Co Guar, 5.000%, 04/15/22[2,19]	427	434,473	0.4
Outfront Media Capital LLC/Outfront Media Capital Corp., Co Guar,
5.250%, 02/15/22	88	91,300	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
MEDIA (continued)
5.625%, 02/15/24	$70	$72,975	0.0	% [12]
5.875%, 03/15/25	75	78,562	0.1
Quebecor Media, Inc., Sr Unsec’d Nt, (Canada), 5.750%, 01/15/23	75	77,813	0.1
Quebecor, Inc., (Canada), 9.750%, 01/15/16[1,4]	585	—	0.0
Regal Entertainment Group, Sr Unsec’d Nt,
5.750%, 03/15/22[19]	150	157,125	0.2
5.750%, 06/15/23[19]	100	102,094	0.1
Sinclair Television Group, Inc., Co Guar, 6.125%, 10/01/22[19]	200	208,500	0.2
Sinclair Television Group, Inc., Private Placement, Co Guar, 5.125%, 02/15/27[2]	95	90,250	0.1
Sirius XM Radio, Inc., Private Placement, Co Guar,
4.625%, 05/15/23[2]	140	138,600	0.2
5.375%, 04/15/25[2]	125	124,375	0.1
5.750%, 08/01/21[2,19]	78	81,218	0.1
6.000%, 07/15/24[2]	115	120,175	0.1
TEGNA, Inc., Co Guar,
5.125%, 07/15/20	62	64,325	0.1
6.375%, 10/15/23[19]	280	296,282	0.3
TEGNA, Inc., Private Placement, Co Guar, 5.500%, 09/15/24[2]	65	65,650	0.1
Unitymedia GmbH, Private Placement, Sec’d Nt, (Germany), 6.125%, 01/15/25[2,19]	200	205,500	0.2
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Private Placement, Sr Sec’d Nt, (Germany),
5.000%, 01/15/25[2]	200	199,000	0.2
5.500%, 01/15/23[2]	200	208,250	0.2
Univision Communications, Inc., Private Placement, Sr Sec’d Nt,
5.125%, 05/15/23[2,19]	115	113,275	0.1
5.125%, 02/15/25[2,19]	250	239,063	0.2
6.750%, 09/15/22[2,19]	277	290,850	0.3
Videotron Ltd., Private Placement, Co Guar, (Canada), 5.375%, 06/15/24[2,19]	253	259,641	0.3
WMG Acquisition Corp., Private Placement, Co Guar, 6.750%, 04/15/22[2,19]	267	281,018	0.3
MEDIA (continued)
WMG Acquisition Corp., Private Placement, Sr Sec’d Nt, 5.000%, 08/01/23[2]	30	30,150	0.0	[12]
WMG Acquisition Corp., Private Placement, Sr Sec’d Nt,
4.875%, 11/01/24[2]	40	39,800	0.1
5.625%, 04/15/22[2]	135	139,725	0.1
Ziggo Secured Finance BV, Private Placement, Sr Sec’d Nt, (Netherlands), 5.500%, 01/15/27[2]	255	248,574	0.2

		10,678,326	10.5
MULTILINE RETAIL — 0.3%
Dollar Tree, Inc., Co Guar, 5.750%, 03/01/23	74	78,353	0.1
JC Penney Corp., Inc., Co Guar, 8.125%, 10/01/19	51	55,080	0.1
JC Penney Corp., Inc., Private Placement, Sr Sec’d Nt, 5.875%, 07/01/23[2]	20	20,625	0.0	[12]
Neiman Marcus Group Ltd. LLC, Private Placement, Co Guar, 8.000%, 10/15/21[2]	211	156,667	0.1

		310,725	0.3
SPECIALTY RETAIL — 1.5%
Argos Merger Sub, Inc., Private Placement, Sr Unsec’d Nt, 7.125%, 03/15/23[2,19]	295	300,900	0.3
Caleres, Inc., Co Guar, 6.250%, 08/15/23[19]	103	108,150	0.1
Claire’s Stores, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 03/15/19[2]	659	332,795	0.3
Guitar Center, Inc., Private Placement, Sr Sec’d Nt, 6.500%, 04/15/19[2,19]	119	107,992	0.1
Jo-Ann Stores LLC, Private Placement, Sr Unsec’d Nt, 8.125%, 03/15/19[2]	29	28,855	0.0	[12]
L Brands, Inc., Co Guar, 6.750%, 07/01/36[19]	150	151,875	0.1
Party City Holdings, Inc., Private Placement, Co Guar, 6.125%, 08/15/23[2,19]	90	94,050	0.1
Penske Automotive Group, Inc., Co Guar, 5.500%, 05/15/26[19]	162	159,975	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
SPECIALTY RETAIL (continued)
Radio Systems Corp., Private Placement, Sec’d Nt, 8.375%, 11/01/19[2]	$102	$106,335	0.1%
Sally Holdings LLC/Sally Capital, Inc., Co Guar, 5.625%, 12/01/25[19]	183	190,320	0.2

		1,581,247	1.5
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Hanesbrands, Inc., Private Placement, Co Guar,
4.625%, 05/15/24[2]	60	58,200	0.0	[12]
4.875%, 05/15/26[2]	60	58,650	0.1

		116,850	0.1
Total Consumer Discretionary		23,004,580	22.5

CONSUMER STAPLES — 8.0%
BEVERAGES — 0.6%
Constellation Brands, Inc., Co Guar,
3.750%, 05/01/21	75	77,436	0.1
4.250%, 05/01/23	25	25,922	0.0	[12]
4.750%, 11/15/24	63	66,875	0.1
4.750%, 12/01/25[19]	130	137,800	0.1
Cott Beverages, Inc., Co Guar, (Canada), 6.750%, 01/01/20	104	107,640	0.1
DS Services of America, Inc., Private Placement, Sec’d Nt, 10.000%, 09/01/21[2]	134	146,897	0.2

		562,570	0.6
FOOD & STAPLES RETAILING — 2.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, Private Placement, Sr Unsec’d Nt,
5.750%, 03/15/25[2]	330	326,700	0.3
6.625%, 06/15/24[2]	365	380,512	0.4
Ingles Markets, Inc., Sr Unsec’d Nt, 5.750%, 06/15/23[19]	135	138,713	0.1
New Albertsons, Inc., Sr Unsec’d Nt,
7.450%, 08/01/29	80	75,600	0.1
7.750%, 06/15/26	100	99,000	0.1
8.000%, 05/01/31	193	184,797	0.2
8.700%, 05/01/30	7	7,035	0.0	[12]
Rite Aid Corp., Co Guar, 6.750%, 06/15/21[19]	160	168,000	0.2
Rite Aid Corp., Private Placement, Co Guar, 6.125%, 04/01/23[2,19]	262	281,650	0.3
FOOD & STAPLES RETAILING (continued)
Safeway, Inc., Co Guar, 5.000%, 08/15/19	6	6,075	0.0	[12]
SUPERVALU, Inc., Sr Unsec’d Nt,
6.750%, 06/01/21	145	146,450	0.1
7.750%, 11/15/22[19]	600	605,250	0.6
Tops Holding LLC/Tops Markets II Corp., Private Placement, Sr Sec’d Nt, 8.000%, 06/15/22[2]	125	107,500	0.1
US Foods, Inc., Private Placement, Co Guar, 5.875%, 06/15/24[2]	105	108,413	0.1

		2,635,695	2.6
FOOD PRODUCTS — 3.9%
Bumble Bee Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 12/15/17[2]	265	261,688	0.2
Darling Ingredients, Inc., Co Guar, 5.375%, 01/15/22[19]	220	228,250	0.2
Dean Foods Co., Private Placement, Co Guar, 6.500%, 03/15/23[2,19]	375	394,688	0.4
JBS USA LLC/JBS USA Finance, Inc., Private Placement, Co Guar, (Brazil),
5.750%, 06/15/25[2]	193	196,570	0.2
5.875%, 07/15/24[2]	221	227,630	0.2
7.250%, 06/01/21[2]	258	267,217	0.2
7.250%, 06/01/21[2]	177	183,323	0.2
8.250%, 02/01/20[2]	78	79,915	0.1
Lamb Weston Holdings, Inc., Private Placement, Co Guar,
4.625%, 11/01/24[2]	94	94,235	0.1
4.875%, 11/01/26[2]	94	93,001	0.1
Pilgrim’s Pride Corp., Private Placement, Co Guar, 5.750%, 03/15/25[2,19]	105	105,000	0.1
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Co Guar, 5.875%, 01/15/24	55	58,300	0.1
Post Holdings, Inc., Private Placement, Co Guar,
5.000%, 08/15/26[2]	250	239,375	0.2
6.750%, 12/01/21[2,19]	200	213,500	0.2
7.750%, 03/15/24[2]	82	91,020	0.1
8.000%, 07/15/25[2]	33	36,960	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
FOOD PRODUCTS (continued)
Shearer’s Foods LLC/Chip Finance Corp., Private Placement, Sr Sec’d Nt, 9.000%, 11/01/19[2]	$125	$130,625	0.1%
Smithfield Foods Inc., Private Placement, Co Guar, (Hong Kong),
5.250%, 08/01/18[2]	45	45,506	0.0	[12]
5.875%, 08/01/21[2,19]	436	454,530	0.5
Smithfield Foods, Inc., Sr Unsec’d Nt, (Hong Kong), 6.625%, 08/15/22	351	370,305	0.4
TreeHouse Foods, Inc., Private Placement, Co Guar, 6.000%, 02/15/24[2,19]	95	99,513	0.1
Wells Enterprises, Inc., Private Placement, Sr Sec’d Nt, 6.750%, 02/01/20[2]	88	90,860	0.1

		3,962,011	3.9
HOUSEHOLD PRODUCTS — 0.2%
Central Garden & Pet Co., Co Guar, 6.125%, 11/15/23	25	26,375	0.0	[12]
Spectrum Brands, Inc., Co Guar,
5.750%, 07/15/25[19]	102	105,825	0.1
6.125%, 12/15/24	43	45,365	0.1
6.625%, 11/15/22	42	44,625	0.0	[12]

		222,190	0.2
PERSONAL PRODUCTS — 0.7%
NBTY, Inc., Private Placement, Sr Unsec’d Nt, 7.625%, 05/15/21[2,19]	345	357,075	0.3
Prestige Brands, Inc., Private Placement, Co Guar,
5.375%, 12/15/21[2,19]	100	103,000	0.1
6.375%, 03/01/24[2]	55	57,750	0.1
Revlon Consumer Products Corp., Co Guar,
5.750%, 02/15/21[19]	119	119,595	0.1
6.250%, 08/01/24	107	109,675	0.1

		747,095	0.7
Total Consumer Staples		8,129,561	8.0

ENERGY — 16.5%
ENERGY EQUIPMENT & SERVICES — 3.4%
Archrock Partners LP/Archrock Partners Finance Corp., Co Guar, 6.000%, 10/01/22[19]	120	116,400	0.1
ENERGY EQUIPMENT & SERVICES (continued)
CSI Compressco LP/CSI Compressco Finance, Inc., Co Guar, 7.250%, 08/15/22[19]	176	166,320	0.2
Ensco plc, Sr Unsec’d Nt, 4.500%, 10/01/24	29	24,867	0.0	[12]
4.700%, 03/15/21	59	56,753	0.1
Nabors Industries, Inc., Private Placement, Co Guar, 5.500%, 01/15/23[2]	46	47,898	0.0	[12]
Noble Holding International Ltd., Co Guar, (United Kingdom),
5.250%, 03/15/42	11	7,260	0.0	[12]
6.200%, 08/01/40	73	52,195	0.0	[12]
7.750%, 01/15/24	90	84,654	0.1
Parker Drilling Co., Co Guar,
6.750%, 07/15/22	71	61,415	0.1
7.500%, 08/01/20	26	23,400	0.0	[12]
Precision Drilling Corp., Co Guar, (Canada), 5.250%, 11/15/24[19]	170	158,950	0.2
Rowan Cos., Inc., Co Guar, 7.375%, 06/15/25	173	176,460	0.2
Sea Trucks Group Ltd., Private Placement, Sr Sec’d Nt, (Nigeria), Reg. S, 9.000%, 03/26/18[1,2,4]	195	62,400	0.1
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Co Guar,
5.500%, 08/15/22	90	87,750	0.1
7.500%, 07/01/21	65	68,250	0.0	[12]
Transocean Proteus Ltd., Private Placement, Sr Sec’d Nt, 6.250%, 12/01/24[2]	56	56,525	0.0	[12]
Transocean, Inc., Co Guar,
5.550%, 10/15/22	63	55,283	0.0	[12]
6.800%, 03/15/38	220	170,500	0.2
Transocean, Inc., Private Placement, Co Guar, 9.000%, 07/15/23[2,19]	658	674,450	0.7
Trinidad Drilling Ltd., Private Placement, Co Guar, (Canada), 7.875%, 01/15/19[2,19]	130	129,675	0.1
Unit Corp., Co Guar, 6.625%, 05/15/21	327	317,190	0.3
Weatherford International LLC, Co Guar,
5.950%, 04/15/42	51	38,505	0.1
6.750%, 09/15/40	28	22,400	0.0	[12]
6.800%, 06/15/37	17	13,940	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
ENERGY EQUIPMENT & SERVICES (continued)
Weatherford International Ltd., Co Guar,
6.500%, 08/01/36	$132	$105,930	0.1%
7.000%, 03/15/38[19]	224	186,480	0.2
7.750%, 06/15/21	38	38,380	0.0	[12]
8.250%, 06/15/23	93	94,628	0.1
Weatherford International Ltd., Private Placement, Co Guar, 9.875%, 02/15/24[2]	273	290,914	0.3
Western Refining Logistics LP/WNRL Finance Corp., Co Guar, 7.500%, 02/15/23	67	72,360	0.1

		3,462,132	3.4
OIL, GAS & CONSUMABLE FUELS — 13.1%
Antero Resources Corp., Co Guar, 5.125%, 12/01/22[19]	458	462,580	0.5
Antero Resources Corp., Private Placement, Sr Unsec’d Nt, 5.000%, 03/01/25[2]	84	82,153	0.1
Baytex Energy Corp., Private Placement, Co Guar, (Canada),
5.125%, 06/01/21[2]	44	39,710	0.1
5.625%, 06/01/24[2]	44	38,830	0.0	[12]
Blue Racer Midstream LLC/Blue Racer Finance Corp., Private Placement, Co Guar, 6.125%, 11/15/22[2]	70	70,000	0.1
Boardwalk Pipelines LP, Co Guar,
4.950%, 12/15/24	9	9,230	0.0	[12]
5.950%, 06/01/26[19]	171	185,505	0.2
California Resources Corp., Co Guar,
5.500%, 09/15/21	4	3,140	0.0	[12]
6.000%, 11/15/24	2	1,460	0.0	[12]
California Resources Corp., Private Placement, Sec’d Nt, 8.000%, 12/15/22[2,19]	586	521,540	0.5
Callon Petroleum Co., Private Placement, Co Guar, 6.125%, 10/01/24[2]	141	145,230	0.1
Cenovus Energy, Inc., Sr Unsec’d Nt, (Canada), 4.450%, 09/15/42	23	19,882	0.0	[12]
Cenovus Energy, Inc., Sr Unsec’d Nt, (Canada), 6.750%, 11/15/39[19]	41	45,645	0.0	[12]
Cheniere Corpus Christi Holdings LLC, Private Placement, Sr Sec’d Nt, 7.000%, 06/30/24[2]	155	167,787	0.2
OIL, GAS & CONSUMABLE FUELS (continued)
Chesapeake Energy Corp., Co Guar,
4.875%, 04/15/22	205	187,062	0.2
5.750%, 03/15/23	61	57,340	0.1
6.125%, 02/15/21	117	114,075	0.1
Chesapeake Energy Corp., Private Placement, Co Guar, 8.000%, 01/15/25[2]	82	83,640	0.1
Chesapeake Energy Corp., Private Placement, Sec’d Nt, 8.000%, 12/15/22[2]	87	94,003	0.1
Citgo Holding, Inc., Private Placement, Sr Sec’d Nt, 10.750%, 02/15/20[2]	359	385,027	0.4
CITGO Petroleum Corp., Private Placement, Sr Sec’d Nt, 6.250%, 08/15/22[2,19]	204	212,160	0.2
CONSOL Energy, Inc., Co Guar, 5.875%, 04/15/22[19]	130	127,400	0.1
Continental Resources, Inc., Co Guar,
3.800%, 06/01/24	20	18,450	0.0	[12]
4.500%, 04/15/23	81	79,380	0.1
5.000%, 09/15/22[19]	559	564,249	0.5
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Co Guar,
6.000%, 12/15/20	58	59,450	0.1
6.125%, 03/01/22[19]	151	154,775	0.1
6.250%, 04/01/23	5	5,100	0.0	[12]
DCP Midstream LLC, Private Placement, Sr Unsec’d Nt,
4.750%, 09/30/21[2]	35	35,437	0.0	[12]
5.350%, 03/15/20[2]	10	10,375	0.0	[12]
DCP Midstream Operating LP, Co Guar,
3.875%, 03/15/23	179	172,177	0.2
4.950%, 04/01/22	47	48,175	0.0	[12]
Diamondback Energy, Inc., Private Placement, Co Guar, 4.750%, 11/01/24[2]	56	54,880	0.1
Encana Corp., Sr Unsec’d Nt, (Canada), 3.900%, 11/15/21	12	12,086	0.0	[12]
Energy Transfer Equity LP, Sr Sec’d Nt,
5.875%, 01/15/24[19]	405	418,162	0.4
7.500%, 10/15/20	19	21,185	0.0	[12]
EnLink Midstream Partners LP, Sr Unsec’d Nt, 4.850%, 07/15/26	51	51,376	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
OIL, GAS & CONSUMABLE FUELS (continued)
EnLink Midstream Partners LP/EnLink Midstream Finance Corp., Co Guar, 7.125%, 06/01/22[19]	$124	$129,974	0.1%
EP Energy LLC/Everest Acquisition Finance Inc., Private Placement, Sr sec’d Nt, 8.000%, 11/29/24[2]	138	148,309	0.1
EP Energy LLC/Everest Acquisition Finance, Inc., Co Guar,
6.375%, 06/15/23	65	51,350	0.1
7.750%, 09/01/22	142	115,020	0.1
9.375%, 05/01/20[19]	495	456,326	0.4
Genesis Energy LP/Genesis Energy Finance Corp., Co Guar,
5.625%, 06/15/24[19]	125	122,812	0.1
6.000%, 05/15/23	82	83,435	0.1
6.750%, 08/01/22	75	77,925	0.1
Hilcorp Energy I LP/Hilcorp Finance Co., Private Placement, Sr Unsec’d Nt,
5.000%, 12/01/24[2,19]	377	374,172	0.4
5.750%, 10/01/25[2,19]	225	227,813	0.2
Holly Energy Partners LP/Holly Energy Finance Corp., Co Guar, 6.500%, 03/01/20	125	129,062	0.1
Holly Energy Partners LP/Holly Energy Finance Corp., Private Placement, Co Guar, 6.000%, 08/01/24[2]	82	85,485	0.1
Martin Midstream Partners LP/Martin Midstream Finance Corp., Co Guar, 7.250%, 02/15/21[19]	76	75,050	0.1
MEG Energy Corp., Private Placement, Co Guar, (Canada),
6.375%, 01/30/23[2]	202	179,780	0.2
6.500%, 03/15/21[2,19]	373	345,025	0.3
7.000%, 03/31/24[2,19]	181	163,805	0.2
Newfield Exploration Co., Sr Unsec’d Nt, 5.625%, 07/01/24[19]	151	157,417	0.2
NGL Energy Partners LP/NGL Energy Finance Corp., Co Guar,
5.125%, 07/15/19	53	52,603	0.1
6.875%, 10/15/21	105	107,362	0.1
NGPL PipeCo LLC, Private Placement, Sr Sec’d Nt, 9.625%, 06/01/19[2]	75	78,562	0.1
NuStar Logistics LP, Co Guar,
4.800%, 09/01/20	80	80,200	0.1
6.750%, 02/01/21	50	54,000	0.0	[12]
OIL, GAS & CONSUMABLE FUELS (continued)
Oasis Petroleum, Inc., Co Guar,
6.500%, 11/01/21	121	123,269	0.1
6.875%, 03/15/22	114	116,850	0.1
ONEOK, Inc., Sr Unsec’d Nt,
4.250%, 02/01/22	23	23,115	0.0	[12]
7.500%, 09/01/23	24	27,600	0.0	[12]
PBF Holding Co. LLC/PBF Finance Corp., Private Placement, Sr Sec’d Nt, 7.000%, 11/15/23[2]	121	120,395	0.1
Penn Virginia Corp., 8.500%, 05/01/20[1,4]	211	4,136	0.0	[12]
QEP Resources, Inc., Sr Unsec’d Nt,
5.250%, 05/01/23[19]	239	239,598	0.3
5.375%, 10/01/22[19]	526	527,315	0.5
Range Resources Corp., Co Guar, 4.875%, 05/15/25	24	23,250	0.0	[12]
Rice Energy, Inc., Co Guar, 7.250%, 05/01/23[19]	108	114,480	0.1
RSP Permian, Inc., Co Guar, 6.625%, 10/01/22	62	65,565	0.1
RSP Permian, Inc., Private Placement, Co Guar, 5.250%, 01/15/25[2]	70	70,350	0.1
SM Energy Co., Sr Unsec’d Nt,
5.000%, 01/15/24[19]	220	207,350	0.2
5.625%, 06/01/25[19]	98	94,570	0.1
6.500%, 11/15/21[19]	150	153,000	0.1
Stone Energy Corp., Co Guar, 7.500%, 11/15/22[1,4]	91	54,600	0.1
Sunoco LP/Sunoco Finance Corp. Co Guar,
6.250%, 04/15/21	207	210,881	0.2
6.375%, 04/01/23	135	136,688	0.1
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Private Placement, Co Guar, 5.500%, 09/15/24[2]	140	138,950	0.1
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Private Placement, Co Guar,
5.125%, 02/01/25[2,19]	190	188,575	0.2
5.375%, 02/01/27[2]	65	64,350	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
OIL, GAS & CONSUMABLE FUELS (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Co Guar,
4.250%, 11/15/23	$131	$125,269	0.1%
6.375%, 08/01/22	52	53,820	0.1
Tesoro Corp., Private Placement, Co Guar, 4.750%, 12/15/23[2]	121	121,605	0.1
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Co Guar,
5.250%, 01/15/25	130	132,763	0.1
5.500%, 10/15/19[19]	97	102,577	0.1
5.875%, 10/01/20	15	15,469	0.0	[12]
6.125%, 10/15/21	30	31,500	0.1
6.250%, 10/15/22[19]	158	167,480	0.2
6.375%, 05/01/24	105	112,350	0.1
Texas Gas Transmission LLC, Private Placement, Sr Unsec’d Nt, 4.500%, 02/01/21[2]	18	18,624	0.0	[12]
Ultra Petroleum Corp., (Canada), 6.125%, 10/01/24[1,4]	165	155,100	0.2
W&T Offshore, Inc., Co Guar, 8.500%, 06/15/19	243	155,520	0.2
Western Gas Partners LP, Sr Unsec’d Nt,
4.650%, 07/01/26[19]	120	124,078	0.1
5.375%, 06/01/21	80	85,976	0.1
Western Refining, Inc., Co Guar, 6.250%, 04/01/21	65	67,438	0.1
Whiting Petroleum Corp., Co Guar,
5.000%, 03/15/19	237	237,927	0.2
5.750%, 03/15/21[19]	255	253,939	0.3
6.250%, 04/01/23	18	18,000	0.0	[12]
Williams Cos., Inc. (The), Sr Unsec’d Nt,
Series A, 7.500%, 01/15/31	11	12,403	0.0	[12]
3.700%, 01/15/23	145	139,925	0.1
5.750%, 06/24/44	115	111,550	0.1
7.750%, 06/15/31	75	85,500	0.1
WPX Energy, Inc., Sr Unsec’d Nt, 5.250%, 09/15/24[19]	343	332,710	0.3

		13,420,553	13.1
Total Energy		16,882,685	16.5

FINANCIALS — 7.5%
BANKS — 3.3%
Bank of America Corp., Jr Sub Nt, Series AA, VAR, 6.100%, 12/31/49[14,19]	254	255,397	0.3
Barclays plc, Jr Sub Nt, (United Kingdom), VAR, 8.250%, 12/31/49[14,19]	205	213,266	0.2
CIT Group, Inc., Sr Unsec’d Nt,
5.000%, 08/15/22[19]	327	340,898	0.4
5.375%, 05/15/20[19]	505	536,562	0.5
Citigroup, Inc., Jr Sub Nt,
Series P, VAR, 5.950%, 12/31/49[14,19]	100	98,770	0.1
Series R, VAR, 6.125%, 12/31/49[14]	85	87,975	0.1
VAR, 5.950%, 12/31/49[14,19]	235	238,231	0.2
Credit Agricole SA, Private Placement, Jr Sub Nt, (France), VAR, 8.125%, 12/31/49[2,14,19]	200	210,492	0.2
Royal Bank of Scotland Group plc, Jr Sub Nt, (United Kingdom), VAR, 7.500%, 12/31/49[14,19]	257	243,508	0.2
Royal Bank of Scotland Group plc, Sub Nt, (United Kingdom),
6.100%, 06/10/23[19]	535	559,448	0.6
6.125%, 12/15/22[19]	503	534,287	0.5

		3,318,834	3.3
CAPITAL MARKETS — 0.4%
E*TRADE Financial Corp., Sr Unsec’d Nt, 5.375%, 11/15/22[19]	78	82,526	0.1
Goldman Sachs Group, Inc. (The), Jr Sub Nt, Series M, VAR, 5.375%, 05/10/20[14,19]	264	266,640	0.3
MSCI, Inc., Private Placement, Co Guar, 5.250%, 11/15/24[2]	59	61,802	0.0	[12]

		410,968	0.4
CONSUMER FINANCE — 1.7%
Ally Financial, Inc., Co Guar, 8.000%, 11/01/31[19]	237	274,901	0.3
Ally Financial, Inc., Sr Unsec’d Nt,
3.600%, 05/21/18[19]	197	198,477	0.2
4.125%, 03/30/20[19]	650	663,000	0.7
4.625%, 05/19/22	79	79,889	0.1
4.625%, 03/30/25[19]	225	221,625	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
CONSUMER FINANCE (continued)
General Motors Financial Co., Inc., Co Guar, 4.250%, 05/15/23	$38	$38,418	0.0	% [12]
Springleaf Finance Corp., Co Guar,
7.750%, 10/01/21	84	88,620	0.1
8.250%, 12/15/20[19]	113	122,887	0.1

		1,687,817	1.7
DIVERSIFIED FINANCIAL SERVICES — 1.4%
ACE Cash Express, Inc., Private Placement, Sr Sec’d Nt, 11.000%, 02/01/19[2]	327	268,140	0.3
CNG Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.375%, 05/15/20[2]	494	428,545	0.4
Intelsat Connect Finance SA, Private Placement, Co Guar, (Luxembourg), 12.500%, 04/01/22[2]	87	53,505	0.1
Nationstar Mortgage LLC/Nationstar Capital Corp., Co Guar,
6.500%, 07/01/21	28	28,350	0.0	[12]
6.500%, 06/01/22	96	95,520	0.1
7.875%, 10/01/20	235	243,225	0.2
9.625%, 05/01/19	54	56,497	0.1
Nielsen Co. Luxembourg SARL (The), Private Placement, Co Guar, 5.500%, 10/01/21[2]	50	52,000	0.0	[12]
Speedy Cash Intermediate Holdings Corp., Private Placement, Sec’d Nt, 10.750%, 05/15/18[2]	265	253,738	0.2

		1,479,520	1.4
INSURANCE — 0.4%
CNO Financial Group, Inc., Sr Unsec’d Nt,
4.500%, 05/30/20	59	60,475	0.1
5.250%, 05/30/25[19]	154	153,808	0.1
Fidelity & Guaray Life Holdings, Inc., Private Placement, Sr Unsec’d Nt, 6.375%, 04/01/21[2,19]	93	92,535	0.1
National Financial Partners Corp., Private Placement, Sr Unsec’d Nt, 9.000%, 07/15/21[2,19]	136	143,480	0.1

		450,298	0.4
THRIFTS & MORTGAGE FINANCE — 0.3%
Quicken Loans, Inc., Private Placement, Co Guar, 5.750%, 05/01/25[2]	248	241,180	0.2
THRIFTS & MORTGAGE FINANCE (continued)
Radian Group, Inc., Sr Unsec’d Nt, 7.000%, 03/15/21	76	84,550	0.1

		325,730	0.3
Total Financials		7,673,167	7.5

HEALTH CARE — 11.8%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Alere, Inc., Co Guar, 6.500%, 06/15/20[19]	220	216,700	0.2
Alere, Inc., Private Placement, Co Guar, 6.375%, 07/01/23[2]	47	46,706	0.0	[12]
Hologic, Inc., Private Placement, Co Guar, 5.250%, 07/15/22[2,19]	202	212,605	0.2
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Private Placement, Co Guar,
5.500%, 04/15/25[2]	135	120,825	0.1
5.625%, 10/15/23[2]	179	166,918	0.2
5.750%, 08/01/22[2]	210	202,125	0.2
Sterigenics-Nordion Holdings LLC, Private Placement, Sr Unsec’d Nt, 6.500%, 05/15/23[2]	60	61,050	0.1
Teleflex, Inc., Co Guar,
4.875%, 06/01/26	18	17,820	0.0	[12]
5.250%, 06/15/24[19]	105	107,756	0.1

		1,152,505	1.1
HEALTH CARE PROVIDERS & SERVICES — 7.9%
Acadia Healthcare Co., Inc., Co Guar,
5.125%, 07/01/22[19]	105	104,344	0.1
5.625%, 02/15/23	70	70,000	0.1
6.125%, 03/15/21[19]	108	111,375	0.1
6.500%, 03/01/24	133	135,992	0.1
AMN Healthcare, Inc., Private Placement, Co Guar, 5.125%, 10/01/24[2]	88	87,780	0.1
Amsurg Corp., Co Guar, 5.625%, 07/15/22	125	128,875	0.1
Centene Corp., Sr Unsec’d Nt,
4.750%, 01/15/25	140	136,675	0.1
5.625%, 02/15/21[19]	180	189,252	0.2
6.125%, 02/15/24	120	126,450	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
HEALTH CARE PROVIDERS & SERVICES (continued)
CHS/Community Health Systems, Inc., Co Guar,
6.875%, 02/01/22	$224	$155,680	0.1%
7.125%, 07/15/20	133	101,120	0.1
8.000%, 11/15/19[19]	198	164,340	0.2
CHS/Community Health Systems, Inc., Sr Sec’d Nt,
5.125%, 08/15/18	10	9,825	0.0	[12]
5.125%, 08/01/21[19]	217	201,267	0.2
DaVita HealthCare Partners, Inc., Co Guar,
5.000%, 05/01/25[19]	235	231,181	0.3
5.125%, 07/15/24[19]	222	221,445	0.2
Envision Healthcare Corp., Private Placement, Co Guar, 5.125%, 07/01/22[2,19]	140	139,475	0.1
Fresenius Medical Care US Finance II, Inc., Private Placement, Co Guar, (Germany),
4.125%, 10/15/20[2]	95	98,325	0.1
4.750%, 10/15/24[2]	55	55,550	0.0	[12]
5.625%, 07/31/19[2]	67	71,355	0.1
5.750%, 02/15/21[2]	90	97,200	0.1
5.875%, 01/31/22[2]	105	114,975	0.1
HCA Holdings, Inc., Sr Unsec’d Nt, 6.250%, 02/15/21[19]	319	343,324	0.3
HCA, Inc., Co Guar,
5.375%, 02/01/25[19]	377	377,942	0.4
5.875%, 05/01/23[19]	180	191,250	0.2
5.875%, 02/15/26[19]	160	164,800	0.1
7.500%, 02/15/22[19]	270	306,450	0.3
HCA, Inc., Sr Sec’d Nt,
3.750%, 03/15/19[19]	122	125,355	0.1
4.500%, 02/15/27[19]	155	152,288	0.2
5.000%, 03/15/24[19]	184	189,290	0.2
5.250%, 04/15/25[19]	170	177,438	0.2
5.250%, 06/15/26[19]	175	180,906	0.2
5.875%, 03/15/22[19]	100	107,750	0.1
6.500%, 02/15/20[19]	275	300,850	0.3
IASIS Healthcare LLC/IASIS Capital Corp., Co Guar, 8.375%, 05/15/19[19]	632	549,840	0.5
inVentiv Health, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 01/15/18[2]	53	53,106	0.1
HEALTH CARE PROVIDERS & SERVICES (continued)
LifePoint Health, Inc., Co Guar, 5.500%, 12/01/21[19]	144	149,760	0.2
LifePoint Health, Inc., Private Placement, Co Guar, 5.375%, 05/01/24[2]	28	27,426	0.0	[12]
MPH Acquisition Holdings LLC, Private Placement, Co Guar, 7.125%, 06/01/24[2]	425	447,355	0.4
Team Health, Inc., Private Placement, Co Guar, 7.250%, 12/15/23[2,19]	140	159,250	0.2
Tenet Healthcare Corp., Private Placement, Sec’d Nt, 7.500%, 01/01/22[2]	60	62,550	0.1
Tenet Healthcare Corp., Sr Sec’d Nt,
4.500%, 04/01/21	75	74,625	0.0	[12]
4.750%, 06/01/20	75	75,375	0.1
6.000%, 10/01/20[19]	173	180,353	0.2
6.250%, 11/01/18[19]	105	110,775	0.1
Tenet Healthcare Corp., Sr Unsec’d Nt,
5.500%, 03/01/19[19]	400	393,000	0.4
6.750%, 02/01/20	30	28,650	0.0	[12]
6.750%, 06/15/23[19]	185	162,800	0.2
8.000%, 08/01/20[19]	144	141,840	0.1
8.125%, 04/01/22[19]	64	60,384	0.1

		8,047,213	7.9
HEALTH CARE TECHNOLOGY — 0.5%
Change Healthcare Holdings, Inc., Private Placement, Co Guar, 6.000%, 02/15/21[2,19]	145	151,525	0.2
IMS Health, Inc., Private Placement, Co Guar, 5.000%, 10/15/26[2,19]	200	200,500	0.2
Quintiles Transnational Corp., Private Placement, Co Guar, 4.875%, 05/15/23[2,19]	120	121,800	0.1

		473,825	0.5
PHARMACEUTICALS — 2.3%
Capsugel SA, Private Placement, Sr Unsec’d Nt, 7.000%, (cash), 05/15/19[2,17]	70	70,613	0.1
Celtic Pharma Phinco BV, Co Guar, VAR, 17.000%, 06/15/12[1,4]	2,805	280	0.0	[12]
Concordia International Corp., Private Placement, Sr Sec’d Nt, (Canada), 9.000%, 04/01/22[2]	57	48,308	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
PHARMACEUTICALS (continued)
Concordia International Corp., Private Placement, Sr Unsec’d Nt, (Canada), 7.000%, 04/15/23[2]	$605	$190,575	0.2%
Endo Finance LLC, Private Placement, Co Guar, 5.750%, 01/15/22[2]	105	93,450	0.1
Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Private Placement, Co Guar,
6.000%, 07/15/23[2]	285	250,088	0.2
6.500%, 02/01/25[2]	215	178,987	0.2
Valeant Pharmaceuticals International, Inc., Private Placement, Co Guar,
5.375%, 03/15/20[2,19]	295	249,275	0.3
5.875%, 05/15/23[2,19]	574	433,370	0.4
7.500%, 07/15/21[2,19]	152	128,820	0.1
Valeant Pharmaceuticals International, Private Placement, Co Guar,
6.375%, 10/15/20[2,19]	158	135,731	0.1
6.750%, 08/15/21[2,19]	211	175,130	0.2
7.000%, 10/01/20[2,19]	319	274,938	0.3
7.250%, 07/15/22[2]	184	150,420	0.1

		2,379,985	2.3
Total Health Care		12,053,528	11.8

INDUSTRIALS — 13.7%
AEROSPACE & DEFENSE — 1.7%
Alcoa, Inc., Sr Unsec’d Nt,
5.125%, 10/01/24[19]	464	475,600	0.4
5.400%, 04/15/21[19]	100	106,000	0.1
5.720%, 02/23/19[19]	110	116,600	0.1
6.150%, 08/15/20	65	70,688	0.1
6.750%, 01/15/28[19]	68	72,896	0.1
Bombardier, Inc., Private Placement, Sr Unsec’d Nt, (Canada),
4.750%, 04/15/19[2]	88	88,440	0.1
6.125%, 01/15/23[2]	55	52,437	0.1
8.750%, 12/01/21[2]	140	148,575	0.1
Orbital ATK, Inc., Co Guar,
5.250%, 10/01/21[19]	93	96,592	0.1
5.500%, 10/01/23	35	36,050	0.0	[12]
TransDigm, Inc., Co Guar, 6.000%, 07/15/22[19]	228	237,120	0.2
TransDigm, Inc., Private Placement, Co Guar, 6.375%, 06/15/26[2]	108	110,916	0.1
AEROSPACE & DEFENSE (continued)
Triumph Group, Inc., Co Guar, 4.875%, 04/01/21[19]	148	138,824	0.2

		1,750,738	1.7
AIR FREIGHT & LOGISTICS — 0.3%
XPO Logistics, Inc., Private Placement, Co Guar,
6.125%, 09/01/23[2]	70	73,150	0.1
6.500%, 06/15/22[2,19]	200	210,000	0.2

		283,150	0.3
BUILDING PRODUCTS — 1.3%
Masco Corp., Sr Unsec’d Nt,
5.950%, 03/15/22	43	47,515	0.1
7.125%, 03/15/20	10	11,250	0.0	[12]
Masonite International Corp., Private Placement, Co Guar, 5.625%, 03/15/23[2,19]	107	110,477	0.1
NCI Building Systems, Inc., Private Placement, Co Guar, 8.250%, 01/15/23[2,19]	140	151,200	0.1
Standard Industries, Inc., Private Placement, Sr Unsec’d Nt,
5.125%, 02/15/21[2,19]	57	59,423	0.1
5.500%, 02/15/23[2,19]	97	100,405	0.1
6.000%, 10/15/25[2,19]	235	247,337	0.2
Summit Materials LLC/Summit Materials Finance Corp., Co Guar, 6.125%, 07/15/23	399	409,470	0.4
Unifrax I LLC/Unifrax Holding Co., Private Placement, Co Guar, 7.500%, 02/15/19[2]	230	228,850	0.2

		1,365,927	1.3
COMMERCIAL SERVICES & SUPPLIES — 3.9%
ACCO Brands Corp., Co Guar, 6.750%, 04/30/20	91	95,550	0.1
ACCO Brands Corp., Private Placement, Co Guar, 5.250%, 12/15/24[2]	90	90,619	0.1
ADT Corp. (The), Sr Sec’d Nt,
3.500%, 07/15/22	47	44,767	0.0	[12]
4.125%, 06/15/23[19]	623	594,965	0.6
Aramark Services, Inc., Co Guar, 5.125%, 01/15/24	45	46,406	0.1
Covanta Holding Corp., Sr Unsec’d Nt, 5.875%, 03/01/24	80	77,000	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
COMMERCIAL SERVICES & SUPPLIES (continued)
Garda World Security Corp., Private Placement, Co Guar, (Canada), 7.250%, 11/15/21[2,19]	$440	$409,200	0.4%
Harland Clarke Holdings Corp., Private Placement, Sr Sec’d Nt,
6.875%, 03/01/20[2,19]	180	173,700	0.2
9.750%, 08/01/18[2]	28	28,630	0.0	[12]
ILFC E-Capital Trust I, Private Placement, VAR, 4.670%, 12/21/65[2,19]	450	394,875	0.4
ILFC E-Capital Trust II, Private Placement, VAR, 4.920%, 12/21/65[2,19]	520	457,600	0.5
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Private Placement, Co Guar, 6.375%, 08/01/23[2]	205	219,350	0.2
Prime Security Services Borrower LLC/Prime Finance, Inc., Private Placement, Sec’d Nt, 9.250%, 05/15/23[2]	785	854,669	0.8
Quad/Graphics, Inc., Co Guar, 7.000%, 05/01/22[19]	125	121,875	0.1
Quebecor World Capital Corp.,
6.125%, 01/15/16[1,4]	1,415	—	0.0
6.500%, 08/01/27[1,4]	810	—	0.0
RR Donnelley & Sons Co., Sr Unsec’d Nt, 7.000%, 02/15/22	6	6,030	0.0	[12]
West Corp., Private Placement, Co Guar, 5.375%, 07/15/22[2,19]	230	222,238	0.2
West Corp., Private Placement, Sr Sec’d Nt, 4.750%, 07/15/21[2]	93	95,093	0.1

		3,932,567	3.9
CONSTRUCTION & ENGINEERING — 1.2%
AECOM, Co Guar,
5.750%, 10/15/22[19]	200	211,400	0.2
5.875%, 10/15/24[19]	360	384,340	0.4
MasTec, Inc., Co Guar, 4.875%, 03/15/23[19]	445	434,987	0.4
Tutor Perini Corp., Co Guar, 7.625%, 11/01/18[19]	209	209,000	0.2

		1,239,727	1.2
ELECTRICAL EQUIPMENT — 1.0%
Cortes NP Acquisition Corp., Private Placement, Sr Unsec’d Nt, 9.250%, 10/15/24[2]	523	554,380	0.6
EnerSys, Private Placement, Co Guar, 5.000%, 04/30/23[2]	86	86,430	0.1
International Wire Group, Inc., Private Placement, Sec’d Nt, 10.750%, 08/01/21[2]	38	35,720	0.0	[12]
Sensata Technologies BV, Private Placement, Co Guar,
4.875%, 10/15/23[2,19]	117	119,632	0.1
5.000%, 10/01/25[2,19]	138	135,240	0.1
5.625%, 11/01/24[2]	56	58,380	0.1

		989,782	1.0
MACHINERY — 1.5%
ATS Automation Tooling Systems, Inc., Private Placement, Sr Unsec’d Nt, (Canada), 6.500%, 06/15/23[2,19]	182	188,370	0.2
BlueLine Rental Finance Corp., Private Placement, Sec’d Nt, 7.000%, 02/01/19[2]	200	195,000	0.2
Bluewater Holding BV, Private Placement, Co Guar, (Netherlands), Reg. S, 10.000%, 12/10/19[2]	500	315,000	0.3
Milacron LLC/Mcron Finance Corp., Private Placement, Co Guar, 7.750%, 02/15/21[2]	289	296,947	0.3
Novelis Corp., Private Placement, Co Guar,
5.875%, 09/30/26[2]	210	212,100	0.2
6.250%, 08/15/24[2]	225	238,500	0.2
Oshkosh Corp., Co Guar, 5.375%, 03/01/25	59	60,180	0.1

		1,506,097	1.5
MARINE — 0.2%
Shelf Drilling Holdings Ltd., Private Placement, Sec’d Nt, (United Arab Emirates), 8.625%, 11/01/18[2]	203	170,013	0.1
Ultrapetrol Bahamas Ltd., (Bahamas), 8.875%, 06/15/21[1,4]	437	83,030	0.1

		253,043	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
PROFESSIONAL SERVICES — 0.1%
IHS Markit Ltd., Private Placement, Co Guar, 5.000%, 11/01/22[2]	$70	$72,625	0.1%

ROAD & RAIL — 0.4%
Ashtead Capital, Inc., Private Placement, Sec’d Nt, (United Kingdom),
5.625%, 10/01/24[2]	200	209,500	0.2
6.500%, 07/15/22[2]	200	209,500	0.2

		419,000	0.4
TRADING COMPANIES & DISTRIBUTORS — 2.1%
Ahern Rentals, Inc., Private Placement, Sec’d Nt, 7.375%, 05/15/23[2,19]	297	249,480	0.2
Aircastle Ltd., Sr Unsec’d Nt,
5.000%, 04/01/23	73	74,460	0.1
5.125%, 03/15/21[19]	105	111,825	0.1
6.250%, 12/01/19	30	32,400	0.0	[12]
7.625%, 04/15/20	115	130,237	0.1
H&E Equipment Services, Inc., Co Guar, 7.000%, 09/01/22	130	136,825	0.1
HD Supply, Inc., Private Placement, Co Guar, 5.750%, 04/15/24[2]	135	142,520	0.1
HD Supply, Inc., Private Placement, Sr Sec’d Nt, 5.250%, 12/15/21[2,19]	155	163,525	0.2
United Rentals North America, Inc., Co Guar,
5.500%, 07/15/25[19]	178	181,560	0.2
5.500%, 05/15/27	140	138,950	0.1
5.750%, 11/15/24	25	26,250	0.0	[12]
5.875%, 09/15/26	15	15,431	0.0	[12]
6.125%, 06/15/23[19]	447	473,820	0.5
Univar USA, Inc., Private Placement, Co Guar, 6.750%, 07/15/23[2]	145	149,713	0.2
WESCO Distribution, Inc., Private Placement, Co Guar, 5.375%, 06/15/24[2,19]	150	150,375	0.2

		2,177,371	2.1
Total Industrials		13,990,027	13.7

INFORMATION TECHNOLOGY — 9.1%
COMMUNICATIONS EQUIPMENT — 1.5%
Alcatel-Lucent USA, Inc., Sr Unsec’d Nt, (France), 6.450%, 03/15/29[19]	259	270,007	0.3
COMMUNICATIONS EQUIPMENT (continued)
Avaya, Inc., Co Guar, 10.500%, 03/01/21	146	62,780	0.1
Avaya, Inc., Private Placement, Sr Sec’d Nt, 7.000%, 04/01/19[2,19]	548	479,500	0.5
CommScope Technologies Finance LLC, Private Placement, Co Guar, 6.000%, 06/15/25[2]	114	120,840	0.1
CommScope, Inc., Private Placement, Co Guar,
5.000%, 06/15/21[2]	23	23,690	0.0	[12]
5.500%, 06/15/24[2,19]	222	229,770	0.2
CommScope, Inc., Private Placement, Sr Sec’d Nt, 4.375%, 06/15/20[2]	34	34,765	0.0	[12]
Goodman Networks, Inc., Sr Sec’d Nt, 12.125%, 07/01/18	347	104,100	0.1
Nokia OYJ, Sr Unsec’d Nt, (Finland),
5.375%, 05/15/19[19]	101	106,606	0.1
6.625%, 05/15/39[19]	100	105,500	0.1

		1,537,558	1.5
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
Belden, Inc., Private Placement, Co Guar, 5.250%, 07/15/24[2]	47	47,235	0.1
CDW LLC/CDW Finance Corp., Co Guar,
5.000%, 09/01/23	103	103,129	0.1
6.000%, 08/15/22[19]	101	106,807	0.1
Sanmina Corp., Private Placement, Sr Sec’d Nt, 4.375%, 06/01/19[2]	45	46,238	0.0	[12]

		303,409	0.3
INTERNET SOFTWARE & SERVICES — 0.3%
Match Group, Inc., Sr Unsec’d Nt, 6.375%, 06/01/24	60	63,300	0.1
VeriSign, Inc., Sr Unsec’d Nt, 5.250%, 04/01/25[19]	191	195,297	0.2

		258,597	0.3
IT SERVICES — 1.9%
Alliance Data Systems Corp., Private Placement, Co Guar,
5.375%, 08/01/22[2]	160	154,400	0.1
5.875%, 11/01/21[2]	65	65,975	0.1
First Data Corp., Private Placement, Co Guar, 7.000%, 12/01/23[2,19]	733	780,645	0.8

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
IT SERVICES (continued)
First Data Corp., Private Placement, Sec’d Nt, 5.750%, 01/15/24[2,19]	$237	$244,556	0.2%
First Data Corp., Private Placement, Sr Sec’d Nt,
5.000%, 01/15/24[2,19]	382	384,032	0.4
5.375%, 08/15/23[2,19]	68	70,550	0.1
6.750%, 11/01/20[2,19]	260	269,750	0.2

		1,969,908	1.9
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Advanced Micro Devices, Inc., Sr Unsec’d Nt, 7.000%, 07/01/24[19]	151	156,662	0.1
Micron Technology, Inc., Private Placement, Sr Sec’d Nt, 7.500%, 09/15/23[2]	171	189,383	0.2
Micron Technology, Inc., Private Placement, Sr Unsec’d Nt,
5.250%, 08/01/23[2]	11	11,041	0.0	[12]
5.250%, 01/15/24[2]	109	108,455	0.1
5.625%, 01/15/26[2]	82	81,283	0.1
Micron Technology, Inc., Sr Unsec’d Nt,
5.500%, 02/01/25[19]	138	137,310	0.1
5.875%, 02/15/22	50	52,125	0.1
Microsemi Corp., Private Placement, Co Guar, 9.125%, 04/15/23[2,19]	132	153,780	0.1
NXP BV/NXP Funding LLC, Private Placement, Co Guar, (Netherlands),
4.125%, 06/15/20[2,19]	218	225,630	0.2
4.625%, 06/15/22[2,19]	257	269,207	0.3
5.750%, 03/15/23[2,19]	200	211,000	0.2
Qorvo, Inc., Co Guar, 6.750%, 12/01/23[19]	166	182,600	0.2
Versum Materials, Inc., Private Placement, Co Guar, 5.500%, 09/30/24[2]	155	158,488	0.2

		1,936,964	1.9
SOFTWARE — 1.6%
Camelot Finance SA, Private Placement, Sr Unsec’d Nt, (Luxembourg), 7.875%, 10/15/24[2]	281	290,835	0.3
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US, Private Placement, Co Guar, 10.000%, 11/30/24[2]	160	170,000	0.2
SOFTWARE (continued)
Inception Merger Sub, Inc./Rackspace Hosting, Inc., Private Placement, Sr Unsec’d Nt, 8.625%, 11/15/24[2]	51	53,981	0.0	[12]
Infor Software Parent LLC/Infor Software Parent, Inc., Private Placement, Co Guar, 7.125%, (cash), 05/01/21[2,17]	108	110,700	0.1
Infor US, Inc., Co Guar, 6.500%, 05/15/22[19]	193	200,720	0.2
Infor US, Inc., Private Placement, Sr Sec’d Nt, 5.750%, 08/15/20[2]	39	40,901	0.0	[12]
Informatica LLC, Private Placement, Sr Unsec’d Nt, 7.125%, 07/15/23[2,19]	74	70,485	0.1
Nuance Communications, Inc., Private Placement, Co Guar, 5.375%, 08/15/20[2]	223	229,411	0.2
Open Text Corp., Private Placement, Co Guar, (Canada),
5.625%, 01/15/23[2]	75	78,188	0.1
5.875%, 06/01/26[2]	157	165,635	0.1
Solera LLC/Solera Finance, Inc., Private Placement, Sr Unsec’d Nt, 10.500%, 03/01/24[2]	140	157,500	0.2
SS&C Technologies Holdings, Inc., Co Guar, 5.875%, 07/15/23	97	100,516	0.1

		1,668,872	1.6
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.6%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Private Placement, Co Guar,
5.875%, 06/15/21[2]	95	101,043	0.1
7.125%, 06/15/24[2]	100	110,972	0.1
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Private Placement, Sr Sec’d Nt,
4.420%, 06/15/21[2]	90	93,048	0.1
5.450%, 06/15/23[2]	259	274,451	0.2
6.020%, 06/15/26[2]	259	280,210	0.3
Diebold Nixdorf, Inc., Co Guar, 8.500%, 04/15/24[19]	191	203,892	0.2
EMC Corp., Sr Unsec’d Nt, 2.650%, 06/01/20	75	73,148	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (continued)
NCR Corp., Co Guar,
5.000%, 07/15/22	$35	$35,700	0.0	% [12]
5.875%, 12/15/21	15	15,713	0.0	[12]
6.375%, 12/15/23	40	43,000	0.1
Western Digital Corp., Private Placement, Co Guar, 10.500%, 04/01/24[2]	209	247,143	0.3
Western Digital Corp., Private Placement, Sr Sec’d Nt, 7.375%, 04/01/23[2]	129	141,900	0.1

		1,620,220	1.6
Total Information Technology		9,295,528	9.1

MATERIALS — 13.8%
CHEMICALS — 3.7%
Blue Cube Spinco, Inc., Co Guar,
9.750%, 10/15/23	332	395,080	0.4
10.000%, 10/15/25	290	350,175	0.3
CF Industries, Inc., Co Guar,
4.950%, 06/01/43	35	28,613	0.0	[12]
5.150%, 03/15/34[19]	215	182,750	0.2
5.375%, 03/15/44	40	33,012	0.0	[12]
CF Industries, Inc., Private Placement, Sr Sec’d Nt,
3.400%, 12/01/21[2]	51	50,416	0.0	[12]
4.500%, 12/01/26[2]	64	62,814	0.1
CVR Partners LP/CVR Nitrogen Finance Corp., Private Placement, Sr Sec’d Nt, 9.250%, 06/15/23[2]	678	698,340	0.7
GCP Applied Technologies, Inc., Private Placement, Co Guar, 9.500%, 02/01/23[2,19]	167	191,632	0.2
Hexion, Inc., Sr Sec’d Nt, 6.625%, 04/15/20[19]	832	736,320	0.7
Momentive Performance Materials USA, Inc., Co Guar, 8.875%, 10/15/20[1,4]	150	—	0.0
Momentive Performance Materials, Inc., Sr Sec’d Nt, 3.880%, 10/24/21[19]	150	141,000	0.1
NOVA Chemicals Corp., Private Placement, Sr Unsec’d Nt, (Canada),
5.000%, 05/01/25[2]	81	79,355	0.1
5.250%, 08/01/23[2]	135	136,350	0.1
CHEMICALS (continued)
Nufarm Australia Ltd., Private Placement, Co Guar, (Australia), 6.375%, 10/15/19[2]	166	169,735	0.2
PolyOne Corp., Sr Unsec’d Nt, 5.250%, 03/15/23[19]	253	256,795	0.3
Rain CII Carbon LLC/CII Carbon Corp., Private Placement, Sec’d Nt, 8.000%, 12/01/18[2]	45	44,775	0.1
Scotts Miracle-Gro Co. (The), Private Placement, Co Guar,
5.250%, 12/15/26[2]	73	73,000	0.1
6.000%, 10/15/23[2]	100	105,750	0.1

		3,735,912	3.7
CONSTRUCTION MATERIALS — 1.9%
Cemex Finance LLC, Private Placement, Sr Sec’d Nt, (Mexico), 6.000%, 04/01/24[2]	530	544,575	0.5
Cemex SAB de CV, Private Placement, Sr Sec’d Nt, (Mexico),
5.700%, 01/11/25[2]	250	252,188	0.3
6.125%, 05/05/25[2]	300	306,000	0.3
7.750%, 04/16/26[2,19]	593	656,006	0.6
US Concrete, Inc., Co Guar, 6.375%, 06/01/24[19]	136	143,820	0.2

		1,902,589	1.9
CONTAINERS & PACKAGING — 1.9%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., Private Placement, Sr Sec’d Nt, (Ireland), 4.625%, 05/15/23[2]	200	197,500	0.2
Ball Corp., Co Guar,
5.000%, 03/15/22[19]	150	157,125	0.2
5.250%, 07/01/25[19]	128	133,760	0.1
Berry Plastics Corp., Sec’d Nt, 5.125%, 07/15/23[19]	225	228,937	0.2
Cascades, Inc., Private Placement, Co Guar, (Canada),
5.500%, 07/15/22[2,19]	135	137,025	0.1
5.750%, 07/15/23[2,19]	105	106,575	0.1
Constar International, Inc., 11.000%, 12/31/17[1,4,16]	200	980	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
CONTAINERS & PACKAGING (continued)
Owens-Brockway Glass Container, Inc., Private Placement, Co Guar,
5.000%, 01/15/22[2]	$85	$86,912	0.1%
5.375%, 01/15/25[2,19]	159	160,193	0.2
6.375%, 08/15/25[2]	29	30,595	0.0	[12]
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Co Guar, (New Zealand), 8.250%, 02/15/21	35	35,806	0.0	[12]
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr Sec’d Nt, (New Zealand), 5.750%, 10/15/20	280	288,750	0.3
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Private Placement, Co Guar, (New Zealand), 7.000%, 07/15/24[2]	5	5,313	0.0	[12]
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Private Placement, Sr Sec’d Nt, (New Zealand), 5.125%, 07/15/23[2]	90	91,463	0.1
Sealed Air Corp., Private Placement, Co Guar,
4.875%, 12/01/22[2]	85	87,337	0.1
5.125%, 12/01/24[2]	85	87,338	0.1
6.500%, 12/01/20[2,19]	120	135,252	0.1

		1,970,861	1.9
METALS & MINING — 5.9%
AK Steel Corp., Sr Sec’d Nt, 7.500%, 07/15/23[19]	195	216,450	0.2
Alcoa Nederland Holding BV, Private Placement, Co Guar, 6.750%, 09/30/24[2]	200	217,000	0.2
Aleris International, Inc., Private Placement, Sr Sec’d Nt, 9.500%, 04/01/21[2]	135	144,787	0.1
Anglo American Capital plc, Private Placement, Co Guar, (United Kingdom),
4.125%, 09/27/22[2,19]	351	353,636	0.4
4.450%, 09/27/20[2,19]	100	102,500	0.1
4.875%, 05/14/25[2,19]	200	202,750	0.2
METALS & MINING (continued)
ArcelorMittal, Sr Unsec’d Nt, (Luxembourg), 6.125%, 06/01/25[19]	297	325,215	0.3
ArcelorMittal, Sr Unsec’d Nt, (Luxembourg),
7.250%, 02/25/22[19]	573	646,057	0.6
8.000%, 10/15/39[19]	288	316,034	0.3
Coeur Mining, Inc., Co Guar, 7.875%, 02/01/21	101	104,787	0.1
Commercial Metals Co., Sr Unsec’d Nt, 4.875%, 05/15/23[19]	215	216,075	0.2
Freeport-McMoRan, Inc., Co Guar,
3.100%, 03/15/20[19]	165	160,875	0.2
3.875%, 03/15/23[19]	480	440,400	0.4
4.000%, 11/14/21[19]	253	246,675	0.3
5.400%, 11/14/34	26	21,840	0.0	[12]
5.450%, 03/15/43[19]	404	334,318	0.3
Hecla Mining Co., Co Guar, 6.875%, 05/01/21[19]	205	209,612	0.2
HudBay Minerals, Inc., Private Placement, Co Guar, (Canada), 7.250%, 01/15/23[2]	60	62,100	0.1
Kaiser Aluminum Corp., Co Guar, 5.875%, 05/15/24	65	67,275	0.1
Lundin Mining Corp., Private Placement, Sr Sec’d Nt, (Canada),
7.500%, 11/01/20[2,19]	107	113,821	0.1
7.875%, 11/01/22[2,19]	155	168,563	0.2
New Gold, Inc., Private Placement, Co Guar, (Canada), 6.250%, 11/15/22[2,19]	137	140,425	0.1
Steel Dynamics, Inc., Co Guar,
5.125%, 10/01/21	90	93,865	0.1
5.250%, 04/15/23[19]	202	211,595	0.2
5.500%, 10/01/24	30	31,800	0.0	[12]
6.375%, 08/15/22[19]	80	83,400	0.1
Steel Dynamics, Inc., Private Placement, Co Guar, 5.000%, 12/15/26[2]	70	69,738	0.1
Teck Resources Ltd., Co Guar, (Canada),
3.000%, 03/01/19	90	90,000	0.1
4.750%, 01/15/22[19]	109	109,273	0.1
5.400%, 02/01/43	95	84,075	0.1
6.000%, 08/15/40[19]	175	166,250	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
METALS & MINING (continued)
Teck Resources Ltd., Private Placement, Co Guar, (Canada),
8.000%, 06/01/21[2]	$25	$27,500	0.0	% [12]
8.500%, 06/01/24[2]	95	109,487	0.1
Teck Resources Ltd., Sr Unsec’d Nt, (Canada), 6.125%, 10/01/35	90	87,525	0.1
United States Steel Corp., Private Placement, Sr Sec’d Nt, 8.375%, 07/01/21[2]	67	74,071	0.1

		6,049,774	5.9
PAPER & FOREST PRODUCTS — 0.4%
Clearwater Paper Corp., Private Placement, Co Guar, 5.375%, 02/01/25[2,19]	110	108,900	0.1
Hardwoods Acquisition, Inc., Private Placement, Sr Sec’d Nt, 7.500%, 08/01/21[2]	248	209,560	0.2
NWH Escrow Corp., Private Placement, Sr Sec’d Nt, 7.500%, 08/01/21[2]	105	88,200	0.1

		406,660	0.4
Total Materials		14,065,796	13.8

REAL ESTATE — 1.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, Private Placement, Sr Sec’d Nt, 6.000%, 04/15/23[2]	139	143,517	0.1
DuPont Fabros Technology LP, Co Guar, 5.875%, 09/15/21[19]	133	139,151	0.1
Equinix, Inc., Sr Unsec’d Nt,
4.875%, 04/01/20[19]	128	131,840	0.1
5.375%, 01/01/22	68	71,400	0.1
5.750%, 01/01/25	48	50,160	0.0	[12]
5.875%, 01/15/26	60	63,150	0.1
Iron Mountain, Inc., Co Guar, 5.750%, 08/15/24[19]	191	196,253	0.2
Iron Mountain, Inc., Private Placement, Co Guar, 6.000%, 10/01/20[2,19]	199	209,945	0.2
MGM Growth Properties Operating Partnership LP/MGP Escrow Co. —Issuer, Inc., Private Placement, Co Guar, 5.625%, 05/01/24[2]	55	57,613	0.1

		1,063,029	1.0
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Mattamy Group Corp., Private Placement, Co Guar, (Canada), 6.500%, 11/15/20[2]	144	146,160	0.2

Total Real Estate		1,209,189	1.2

TELECOMMUNICATION SERVICES — 16.2%
DIVERSIFIED TELECOMMUNICATION SERVICES — 10.5%
Altice Financing SA, Private Placement, Sr Sec’d Nt, (Luxembourg),
6.500%, 01/15/22[2]	200	207,750	0.2
6.625%, 02/15/23[2]	200	205,500	0.2
7.500%, 05/15/26[2]	250	260,000	0.3
CCO Holdings LLC/CCO Holdings Capital Corp., Private Placement, Sr Unsec’d Nt,
5.500%, 05/01/26[2]	275	280,500	0.3
5.750%, 02/15/26[2,19]	621	642,735	0.6
5.875%, 04/01/24[2,19]	584	623,420	0.6
Cincinnati Bell, Inc., Private Placement, Co Guar, 7.000%, 07/15/24[2]	188	198,810	0.2
Consolidated Communications, Inc., Co Guar, 6.500%, 10/01/22	153	151,852	0.2
Embarq Corp., Sr Unsec’d Nt, 7.995%, 06/01/36[19]	1,648	1,545,000	1.5
Frontier Communications Corp., Sr Unsec’d Nt,
6.250%, 09/15/21[19]	445	421,638	0.4
8.500%, 04/15/20[19]	587	616,350	0.6
9.250%, 07/01/21[19]	192	201,600	0.2
10.500%, 09/15/22[19]	340	357,442	0.3
11.000%, 09/15/25[19]	473	488,372	0.5
Hughes Satellite Systems Corp., Private Placement, Co Guar, 6.625%, 08/01/26[2]	96	96,480	0.1
Hughes Satellite Systems Corp., Private Placement, Sr Sec’d Nt, 5.250%, 08/01/26[2]	231	226,380	0.2
Intelsat Jackson Holdings SA, Co Guar, (Luxembourg),
5.500%, 08/01/23	244	164,407	0.2
7.250%, 04/01/19	122	102,480	0.1
7.250%, 10/15/20[19]	195	151,125	0.1
Intelsat Jackson Holdings SA, Private Placement, Sr Sec’d Nt, (Luxembourg), 8.000%, 02/15/24[2,19]	275	282,563	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Intelsat Luxembourg SA, Co Guar, (Luxembourg), 7.750%, 06/01/21	$66	$21,615	0.0	% [12]
Level 3 Financing, Inc., Co Guar,
5.125%, 05/01/23	75	75,281	0.1
5.375%, 08/15/22	71	73,308	0.1
5.375%, 01/15/24	130	131,300	0.1
5.375%, 05/01/25[19]	150	153,000	0.1
5.625%, 02/01/23[19]	175	179,375	0.2
Level 3 Financing, Inc., Private Placement, Co Guar, 5.250%, 03/15/26[2]	130	128,700	0.1
Numericable-SFR SA, Private Placement, Sr Sec’d Nt, (France),
6.000%, 05/15/22[2,19]	400	410,500	0.4
6.250%, 05/15/24[2,19]	200	201,000	0.2
7.375%, 05/01/26[2,19]	200	204,250	0.2
Qwest Capital Funding, Inc., Co Guar, 7.750%, 02/15/31	360	327,600	0.3
Qwest Corp., Sr Unsec’d Nt, 7.250%, 09/15/25	50	53,574	0.1
SBA Communications Corp., Private Placement, Sr Unsec’d Nt, 4.875%, 09/01/24[2]	15	14,813	0.0	[12]
SBA Communications Corp., Sr Unsec’d Nt, 4.875%, 07/15/22[19]	175	177,625	0.2
Sprint Capital Corp., Co Guar,
6.875%, 11/15/28[19]	54	53,325	0.0	[12]
8.750%, 03/15/32[19]	349	383,900	0.4
UPCB Finance V Ltd., Private Placement, Sr Sec’d Nt, (Netherlands), 5.375%, 01/15/25[2,19]	200	201,500	0.2
Virgin Media Finance plc, Private Placemnt, Co Guar, (United Kingdom), 6.375%, 04/15/23[2,19]	200	207,750	0.2
Windstream Services LLC, Co Guar,
7.500%, 06/01/22	81	79,380	0.1
7.500%, 04/01/23[19]	122	117,425	0.1
Zayo Group LLC/Zayo Capital, Inc., Co Guar,
6.000%, 04/01/23	230	239,200	0.2
6.375%, 05/15/25	50	52,250	0.1

		10,711,075	10.5
WIRELESS TELECOMMUNICATION SERVICES — 5.7%
SoftBank Group Corp., Private Placement, Co Guar, (Japan), 4.500%, 04/15/20[2]	400	410,000	0.4
Sprint Communications, Inc., Private Placement, Co Guar,
7.000%, 03/01/20[2,19]	93	100,905	0.1
9.000%, 11/15/18[2,19]	575	633,937	0.6
Sprint Communications, Inc., Sr Unsec’d Nt, 8.375%, 08/15/17	8	8,300	0.0	[12]
Sprint Communications, Inc., Sr Unsec’d Nt,
7.000%, 08/15/20[19]	294	311,672	0.3
11.500%, 11/15/21	72	88,380	0.1
Sprint Corp., Co Guar,
7.125%, 06/15/24[19]	940	968,200	0.9
7.250%, 09/15/21[19]	182	193,375	0.2
7.625%, 02/15/25[19]	388	407,885	0.4
7.875%, 09/15/23[19]	353	376,828	0.4
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Private Placement, Sr, Sec’d Nt, 3.360%, 09/20/21[2]	200	200,374	0.2
Syniverse Holdings, Inc., Co Guar, 9.125%, 01/15/19	130	113,750	0.1
T-Mobile USA, Inc., Co Guar,
5.250%, 09/01/18[19]	95	96,425	0.1
6.000%, 03/01/23[19]	102	107,737	0.1
6.000%, 04/15/24	54	56,903	0.1
6.125%, 01/15/22[19]	167	176,185	0.2
6.250%, 04/01/21[19]	224	232,960	0.2
6.375%, 03/01/25[19]	102	109,013	0.1
6.500%, 01/15/24	43	46,118	0.0	[12]
6.500%, 01/15/26[19]	153	165,431	0.2
6.625%, 11/15/20[19]	64	65,440	0.0	[12]
6.625%, 04/01/23[19]	274	290,440	0.3
6.633%, 04/28/21[19]	246	256,762	0.3
6.731%, 04/28/22[19]	221	230,945	0.2
6.836%, 04/28/23[19]	201	215,321	0.2

		5,863,286	5.7
Total Telecommunication Services		16,574,361	16.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
UTILITIES — 5.8%
ELECTRIC UTILITIES — 0.3%
Terraform Global Operating LLC, Private Placement, Co Guar, 13.750%, 08/15/22[2]	$178	$190,015	0.2%
Texas Competitive Electric Holdings Co. LLC,
8.500%, 05/01/20[1,4]	2,260	83,631	0.1
11.500%, 10/01/20[1,4]	125	4,625	0.0	[12]

		278,271	0.3
GAS UTILITIES — 2.0%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr Unsec’d Nt,
5.500%, 05/20/25	106	107,060	0.1
5.625%, 05/20/24[19]	215	219,837	0.2
5.875%, 08/20/26	70	71,050	0.1
Ferrellgas LP/Ferrellgas Finance Corp., Co Guar, 6.750%, 06/15/23	76	74,670	0.1
PBF Logistics LP/PBF Logistics Finance Corp., Co Guar, 6.875%, 05/15/23	71	69,758	0.1
Rose Rock Midstream LP/Rose Rock Finance Corp., Co Guar,
5.625%, 07/15/22	78	76,635	0.1
5.625%, 11/15/23	78	76,050	0.0	[12]
Sabine Pass Liquefaction LLC, Private Placement, Sr Sec’d Nt, 5.875%, 06/30/26[2]	180	193,950	0.2
Sabine Pass Liquefaction LLC, Sr Sec’d Nt,
5.625%, 02/01/21	100	107,000	0.1
5.625%, 03/01/25	144	154,080	0.1
5.625%, 04/15/23[19]	552	586,500	0.6
5.750%, 05/15/24	125	134,063	0.1
6.250%, 03/15/22	170	186,150	0.2

		2,056,803	2.0
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 3.5%
AES Corp., Sr Unsec’d Nt,
5.500%, 03/15/24[19]	269	273,707	0.3
5.500%, 04/15/25[19]	150	150,000	0.1
6.000%, 05/15/26[19]	109	110,635	0.1
Calpine Corp., Private Placement, Sr Sec’d Nt,
5.250%, 06/01/26[2,19]	205	201,925	0.2
5.875%, 01/15/24[2]	74	77,145	0.1
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS (continued)
Calpine Corp., Sr Unsec’d Nt,
5.500%, 02/01/24[19]	150	144,750	0.2
5.750%, 01/15/25[19]	131	126,415	0.1
Dynegy, Inc., Co Guar,
5.875%, 06/01/23[19]	347	301,023	0.3
7.375%, 11/01/22[19]	260	248,300	0.2
7.625%, 11/01/24	70	64,575	0.1
Dynegy, Inc., Private Placement, Co Guar, 8.000%, 01/15/25[2]	110	102,575	0.1
GenOn Energy, Inc., Sr Unsec’d Nt, 9.875%, 10/15/20	396	270,270	0.3
InterGen NV, Private Placement, Sr Sec’d Nt, (Netherlands), 7.000%, 06/30/23[2,19]	270	240,300	0.2
NRG Energy, Inc., Co Guar,
6.250%, 07/15/22	75	75,187	0.1
6.250%, 05/01/24[19]	175	170,188	0.2
6.625%, 03/15/23[19]	214	214,535	0.2
NRG Energy, Inc., Private Placement, Co Guar,
6.625%, 01/15/27[2,19]	244	230,580	0.2
7.250%, 05/15/26[2]	115	114,425	0.1
NRG Yield Operating LLC, Private Placement, Co Guar, 5.000%, 09/15/26[2]	100	95,500	0.1
Talen Energy Supply LLC, Private Placement, Sr Unsec’d Nt, 4.625%, 07/15/19[2]	100	94,750	0.1
TerraForm Power Operating LLC, Private Placement, Co Guar,
SUB, 6.375%, 02/01/23[2,7]	162	164,025	0.1
SUB, 6.625%, 06/15/25[2,7]	69	71,415	0.1

		3,542,225	3.5
Total Utilities		5,877,299	5.8

Total Corporate Bonds
(Cost $130,270,015)		128,755,721	126.1

LOAN ASSIGNMENTS — 8.6%
CONSUMER DISCRETIONARY — 1.9%
AUTOMOBILES — 0.2%
Chrysler Group LLC, Tranche B Term Loan, VAR, 3.270%, 12/31/18	130	129,864	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
HOTELS, RESTAURANTS & LEISURE — 0.3%
Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.552%, 09/01/22	$120	$121,252	0.1%
Intrawest Operations Group LLC, Initial Term Loan, VAR, 4.500%, 12/09/20	43	43,489	0.0	[12]
Landry’s, Inc., 1st Lien Term Loan, VAR, 4.000%, 09/22/23	83	83,554	0.1
Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	68	68,763	0.1

		317,058	0.3
LEISURE PRODUCTS — 0.4%
Delta 2 SARL, 2nd Lien Facility, VAR, 8.068%, 12/30/17	213	214,242	0.2
Delta 2 SARL, USD Facility B-3, VAR, 5.068%, 07/30/21	100	100,969	0.1
FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	122	115,688	0.1

		430,899	0.4
MEDIA — 0.8%
Clear Channel Communications, Inc., Term Loan D, VAR, 7.520%, 01/30/19	362	294,218	0.3
Clear Channel Communications, Inc., Tranche E Term Loan, VAR, 8.270%, 07/30/19	454	369,505	0.4
Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	40	40,042	0.0	[12]
Tribune, Term Loan B, VAR, 3.770%, 12/27/20	95	95,640	0.1

		799,405	0.8
SPECIALTY RETAIL — 0.2%
J Crew, Initial Loan, VAR, 4.000%, 03/05/21^	363	204,857	0.2

Total Consumer Discretionary		1,882,083	1.9

CONSUMER STAPLES — 0.6%
FOOD & STAPLES RETAILING — 0.0%[12]
Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	45	45,262	0.0	[12]

FOOD PRODUCTS — 0.5%
Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.608%, 11/01/18	114	114,881	0.1
FOOD PRODUCTS (continued)
Moran Foods LLC, Term Loan B, VAR, 7.000%, 11/29/23	375	373,125	0.4

		488,006	0.5
PERSONAL PRODUCTS — 0.1%
Revlon Consumer Products Corp., Term Loan B, VAR, 4.266%, 09/07/23	108	108,743	0.1

Total Consumer Staples		642,011	0.6

ENERGY — 2.3%
ENERGY EQUIPMENT & SERVICES — 0.1%
Floatel Delaware LLC, Initial Term Loan, VAR, 6.000%, 06/27/20	95	76,662	0.1

OIL, GAS & CONSUMABLE FUELS — 2.2%
Alon USA Partners LP, MLP Term Loan, VAR, 9.250%, 11/26/18	37	37,147	0.0	[12]
California Resources, 1st Lien Second Out Term Loan, VAR, 11.375%, 08/05/21	293	324,741	0.3
Chesapeake Energy, 1st Lien Last Out, VAR, 8.500%, 08/23/21^	424	461,197	0.5
EP Energy LLC/Everest Acquisition LLC, 1st Lien Term Loan, VAR, 9.750%, 06/30/21^	491	512,481	0.5
Fieldwood Energy, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	175	122,500	0.1
Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23	708	709,995	0.7
Sabine Oil & Gas, Term Loan, VAR, 12.000%, 12/31/181,4,^	162	3,846	0.0	[12]
Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	130	131,027	0.1

		2,302,934	2.2
Total Energy		2,379,596	2.3

FINANCIALS — 0.2%
CONSUMER FINANCE — 0.2%
Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	252	241,481	0.2

HEALTH CARE — 0.3%
PHARMACEUTICALS — 0.3%
Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	198	153,671	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Par (000)	Value	Percent of Net Assets
PHARMACEUTICALS (continued)
Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, VAR, 5.500%, 04/01/22	$117	$117,081	0.1%

Total Health Care		270,752	0.3

INDUSTRIALS — 0.6%
AIR FREIGHT & LOGISTICS — 0.1%
XPO Logistics, Inc., Term loan, VAR, 4.250%, 10/31/21	98	99,165	0.1

INDUSTRIAL CONGLOMERATES — 0.4%
Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	426	373,655	0.4

MARINE — 0.1%
Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	90	70,852	0.1
Shelf Drilling Midco, Term Loan, VAR, 10.000%, 10/08/18	90	64,125	0.0	[12]

		134,977	0.1
Total Industrials		607,797	0.6

INFORMATION TECHNOLOGY — 1.2%
COMMUNICATIONS EQUIPMENT — 0.1%
Avaya, Inc., Term Loan B-3, VAR, 5.390%, 10/26/17	45	38,953	0.0	[12]
Avaya, Inc., Term Loan B-6, VAR, 6.500%, 03/31/18	100	86,950	0.1

		125,903	0.1
INTERNET SOFTWARE & SERVICES — 0.2%
Go Daddy Operating Co., Initial Term Loan, VAR, 4.250%, 05/13/21	75	75,788	0.1
Solar Winds Holdings, Inc., 1st Lien Term loan, VAR, 5.500%, 02/03/23	100	100,638	0.1

		176,426	0.2
IT SERVICES — 0.4%
Cortes NP Acquisition Corp., 1st Lien Term Loan, VAR, 6.000%, 09/26/23^	129	130,374	0.1
First Data Corp., Term Loan, VAR, 3.756%, 07/08/22	246	248,528	0.3

		378,902	0.4
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.4%
Avago Technologies, Term B-1 Loan, VAR, 3.704%, 02/01/23	202	204,685	0.2
Microsemi Corp., Closing Date Term B Loan, VAR, 3.750%, 01/15/23	91	91,681	0.1
NXP BV/NXP Funding LLC, Tranche F Loan, VAR, 3.270%, 12/07/20	53	53,426	0.0	[12]
On Semiconductor, 1st Lien Term Loan B, VAR, 4.020%, 03/31/23	86	86,826	0.1

		436,618	0.4
SOFTWARE — 0.1%
Dell Software Group, Term Loan, VAR, 7.000%, 09/15/22	90	91,069	0.1
Genesys Telecommunications Laboratories, Inc., Term Loan B, VAR, 6.250%, 11/17/23	59	59,996	0.0	[12]

		151,065	0.1
Total Information Technology		1,268,914	1.2

MATERIALS — 0.2%
CONTAINERS & PACKAGING — 0.2%
Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	45	45,250	0.0	[12]
Berry Plastics Corp., Term Loan H, VAR, 3.750%, 10/01/22	64	64,880	0.1
Viskase Cos., Inc., Initial Term Loan, VAR, 4.377%, 01/30/21	94	89,558	0.1

Total Materials		199,688	0.2

TELECOMMUNICATION SERVICES — 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	61	61,127	0.1
Consolidated Communications, Inc., Term Loan B-2, VAR, 4.000%, 10/05/23^	96	96,497	0.1
UPC Financing Partnership, Senior Secured Term Loan AN, VAR, 4.080%, 08/31/24	255	257,930	0.2

		415,554	0.4
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	100	87,150	0.1

Total Telecommunication Services		502,704	0.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Shares/Par (000)		Value	Percent of Net Assets
UTILITIES — 0.8%
ELECTRIC UTILITIES — 0.5%
Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/30/17	$89		$89,093	0.1%
Texas Competitive Electric Holdings Co. LLC, Term Loan, VAR, 5.000%, 08/04/23	348		351,667	0.3
Texas Competitive Electric Holdings Co. LLC, Term Loan C, VAR, 5.000%, 08/04/23	79		80,205	0.1

			520,965	0.5
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 0.3%
Dynegy, 1st Lien Term Loan C, VAR, 5.000%, 06/27/23	290		293,503	0.3

Total Utilities			814,468	0.8

Total Loan Assignments
(Cost $9,188,530)			8,809,494	8.6

ASSET-BACKED SECURITIES — 0.5%
CWABS Asset-Backed Certificates Trust, Series 2004-13, Class MV8, VAR, 2.456%, 01/25/35	63		1,719	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 3.256%, 09/25/34	2		1,143	0.0	[12]
UAL Pass-Through Trust, 7.336%, 07/02/19[2]	57		60,100	0.1
Unipac IX LLC, 13.000%, 12/31/20	356		327,937	0.3
US Airways Pass-Through Trust, 5.375%, 11/15/21	136		143,705	0.1

Total Asset-Backed Securities
(Cost $546,404)			534,604	0.5

Total Fixed Income Investments
(Cost $140,118,580)			138,214,824	135.3

PREFERRED STOCKS — 0.9%
CONSUMER DISCRETIONARY — 0.2%
AUTOMOBILES — 0.0%
General Motors Co., Pfd, 4.500%, 03/06/32	25		—	0.0
General Motors Co., Pfd, 6.250%, 07/15/33	15		—	0.0
AUTOMOBILES (continued)
General Motors Co., Pfd, 7.250%, 02/15/52	7		—	0.0
General Motors Co., Pfd, 7.250%, 04/15/41	—	[11]	—	0.0
General Motors Co., Pfd, 7.375%, 05/15/48	10		—	0.0
General Motors Co., Pfd, 7.375%, 10/01/51	—	[11]	—	0.0
Motors Liquidation Co., Pfd, 7.250%, 07/15/41	—	[11]	—	0.0

			—	0.0
MEDIA — 0.2%
Spanish Broadcasting System, Inc., Pfd, Series B, 10.750%, (PIK), 02/17/17[15,17] ($1,000 par value)	—	[11]	149,000	0.2

Total Consumer Discretionary			149,000	0.2

FINANCIALS — 0.7%
CONSUMER FINANCE — 0.1%
GMAC Capital Trust I, Pfd, Series 2, VAR, 6.602%, 02/15/40 ($25 par value)	4		91,440	0.1

INSURANCE — 0.6%
Hartford Financial Services Group, Inc. (The), Pfd, VAR, 7.875%, 04/15/42	6		177,039	0.2
XLIT Ltd., Pfd, (Ireland), Series D, VAR, 3.800%, 10/29/49[15] ($1,000 par value)	1		471,225	0.4

			648,264	0.6
Total Financials			739,704	0.7

INDUSTRIALS — 0.0%
MACHINERY — 0.0%
Glasstech, Inc., Pfd[1]	—	[11]	—	0.0

MATERIALS — 0.0%
CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., Pfd, ADR[1]	—	[11]	—	0.0

Total Preferred Stocks
(Cost $1,178,223)			888,704	0.9

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2016

Description	Shares/Par (000)		Value	Percent of Net Assets
COMMON STOCKS — 0.9%
CONSUMER DISCRETIONARY — 0.0%[12]
MEDIA — 0.0%[12]
New Cotai LLC, Class B, ADR, Private Placement[1,2]	$—	[11]	$26,352	0.0%[12]

SPECIALTY RETAIL — 0.0%[12]
Nebraska Book Holdings, Inc.[1]	8		56	0.0	[12]

Total Consumer Discretionary			26,408	0.0	[12]

ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Penn Virginia Corp.[1]	3		141,463	0.2

FINANCIALS — 0.0%[12]
DIVERSIFIED FINANCIAL SERVICES — 0.0%[12]
Adelphia Recovery Trust[1]	1,297		1	0.0	[12]

INSURANCE — 0.0%[12]
ACC Claims Holdings LLC[1]	957		9,569	0.0	[12]
Jupiter Holding I Corp.[1]	1		4,690	0.0	[12]

			14,259	0.0	[12]
Total Financials			14,260	0.0	[12]

INDUSTRIALS — 0.0%
MACHINERY — 0.0%
Glasstech, Inc.[1]	—	[11]	—	0.0

MATERIALS — 0.0%
CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., Class A1	4		—	0.0

TELECOMMUNICATION SERVICES — 0.1%
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
NII Holdings, Inc.[1]	23		50,138	0.1

UTILITIES — 0.6%
ELECTRIC UTILITIES — 0.6%
Vistra Energy Corp.	39		611,816	0.6

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCERS — 0.0%[12]
Dynegy, Inc.[1]	2		16,920	0.0	[12]

Total Utilities			628,736	0.6

Total Common Stocks
(Cost $1,414,587)			861,005	0.9

WARRANTS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
SPECIALTY RETAIL — 0.0%
Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $1.00)[1]	3		—	0.0
Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $1.00)[1]	1		—	0.0

Total Consumer Discretionary			—	0.0

Total Warrants
(Cost $46)			—	0.0

Total Equity Investments
(Cost $2,592,856)			1,749,709	1.8

SHORT-TERM INVESTMENT — 2.1%
INVESTMENT COMPANY — 2.1%
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.410%[5,13] (Cost $2,148,378)	2,148		2,148,378	2.1

TOTAL INVESTMENTS
(Cost $144,859,814)			142,112,911	139.2

Preferred Stock and Liabilities in Excess of Other assets			(39,985,772)	(39.2)

Net Assets Applicable to Common Stockholders			$102,127,139	100.0%

ADR	American Depositary Receipt
Co	Company
Guar	Guaranteed
Jr	Junior
Nt	Note
Pfd	Preferred
Reg. S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
REITs	Real Estate Investment Trusts
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2016.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of December 31, 2016

[1]	Non-income producing security.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $59,215,401 and 58.0% of net assets.
[4]	Defaulted security.
[5]	Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[11]	Amount rounds to less than 500.
[12]	Amount rounds to less than 0.05%.
[13]	The rate shown is the current yield as of December 31, 2016.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2016.

[15]

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2016.

[16]	Security is distressed as of December 31, 2016. The rate at which income is accrued on the security is lower than the stated coupon rate.
[17]	Security has the ability to pay in kind “(PIK)” or pay income in cash. When applicable, separate rates of such payments are disclosed.
[19]	All or a portion of this security is posted as collateral for the margin loan.
^	All or a portion of the security is unsettled as of December 31, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2016

ASSETS:
Investments in non-affiliates, at value	$139,964,533
Investments in affiliates, at value	2,148,378

Total investment securities, at value	142,112,911
Restricted cash	18,063
Receivables:
Investment securities sold	32,196
Interest and dividends from non-affiliates	2,041,817
Dividends from affiliates	628
Tax reclaims	9,276

Total Assets	144,214,891

LIABILITIES:
Margin loan	41,098,750
Due to custodian	87,888
Payables:
Investment securities purchased	481,934
Accrued liabilities:
Investment advisory fees	168,999
Administration fees	9,794
Custodian and accounting fees	12,501
Directors’ and Chief Compliance Officer’s fees	10
Other	227,876

Total Liabilities	42,087,752

Net Assets applicable to common shareholders	$102,127,139

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized, 12,996,610 shares issued and outstanding	$129,966
Capital in excess of par	128,725,991
Accumulated undistributed (distributions in excess of) net investment income	(196,133)
Accumulated net realized gains (losses)	(23,785,782)
Net unrealized appreciation (depreciation)	(2,746,903)

Total Net Assets applicable to common shareholders	$102,127,139

Net Asset Value per Common Share ($102,127,139/12,996,610)	$7.86
Cost of investments in non-affiliates	$142,711,436
Cost of investments in affiliates	2,148,378

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Interest income from non-affiliates	$9,397,249
Dividend income from non-affiliates	126,090
Dividend income from affiliates	6,502

Total investment income	9,529,841

EXPENSES:
Investment advisory fees (Note 7)	1,368,849
Administration fees (Note 7)	138,660
Custodian and accounting fees (Note 7)	101,200
Interest expense to non-affiliates	370,861
Audit fees	145,345
Legal fees	213,578
Directors’ and Chief Compliance Officer’s fees	18,722
Printing and mailing costs	147,014
Transfer agency fees	24,757
Stock exchange listing fees	20,006
Commissions on Auction Rate Preferred Stock	9,196
Other	74,960

Total expenses	2,633,148

Less fees waived (Note 7)	(3,300)

Net expenses	2,629,848

Net investment income (loss)	6,899,993

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(5,214,091)
Change in net unrealized appreciation/depreciation on investments in non-affiliates	15,591,405

Net realized/unrealized gains (losses)	10,377,314

Change in net assets resulting from operations	$17,277,307

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(71,611)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	17,205,696

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$6,899,993	$7,521,879
Net realized gain (loss)	(5,214,091)	(2,652,924)
Change in net unrealized appreciation/depreciation	15,591,405	(12,724,050)
Distributions to preferred stockholders from net investment income	(71,611)	(67,033)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	17,205,696	(7,922,128)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(7,107,728)	(7,446,280)
Return of capital	(430,305)	(429,666)

Total distributions to common shareholders	(7,538,033)	(7,875,946)

FUND SHARE TRANSACTIONS (NOTE 2):
Net increase resulting from tender and repurchase of Auction Rate Preferred stock (Note 4)	1,901,250	—

Total increase in net assets derived from fund share transactions	1,901,250	—

Total net increase/(decrease) in net assets applicable to common stockholders	11,568,913	(15,798,074)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	90,558,226	106,356,300

End of period	$102,127,139	$90,558,226

Accumulated undistributed (distributions in excess of) net investment income	$(196,133)	$(192,249)

See Notes to Financial Statements.

Statement of Cash Flows

For the Year Ended December 31, 2016

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$17,205,696
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(61,371,291)
Proceeds from disposition of investment securities	61,718,179
Proceeds from short-term investments — affiliates, net	7,100
Change in unrealized appreciation/depreciation on investments	(15,591,405)
Net realized (gain)/loss on investments	5,214,091
Net amortization (accretion) of income	(130,801)
Increase in restricted cash	(18,063)
Decrease in interest and dividends receivable from non-affiliates	157,486
Increase in dividends receivable from affiliates	(374)
Increase in tax reclaims receivable	(1,255)
Increase in investment advisory fees payable	70,615
Increase in administration fees payable	1,035
Increase in custodian and accounting fees payable	1,029
Increase in Directors’ and Chief Compliance Officer’s fees payable	10
Increase in other accrued expenses payable	84,892

Net cash provided (used) by operating activities	7,346,944

Cash flows provided (used) by financing activities:
Proceeds from borrowing	41,098,750
Redemption of auction rate preferred stock	(43,000,000)
Net increase resulting from tender and repurchase of auction rate preferred stock	1,901,250
Decrease in distributions payable on auction rate preferred stock	(710)
Due to custodian	87,888
Cash distributions paid to common shareholders	(7,538,743)

Net cash provided (used) by financing activities	(7,451,565)

Net decrease in cash	(104,621)

Cash:
Beginning of year	104,621

End of year	$—

Supplemental disclosure of cash flow information:

For the year ended December 31, 2016, the Fund paid $370,861 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$6.97		$8.18		$8.63		$8.57		$7.86

Net investment income (loss)	0.53		0.58		0.61		0.67		0.79
Net realized and unrealized gain/(loss) on investments	0.80		(1.18)		(0.39)		0.15		0.76
Distributions to preferred stockholders from net investment income	(0.01)		—	(14)	—	(14)	—	(14)	—	(14)

Net increase/(decrease) in net asset value resulting from operations	1.32		(0.60)		0.22		0.82		1.55

Distributions to Common Stockholders from:
Net investment income	(0.55)		(0.58)		(0.62)		(0.71)		(0.84)
Return of capital	(0.03)		(0.03)		(0.05)		(0.05)		—

Total distributions to common stockholders	(0.58)		(0.61)		(0.67)		(0.76)		(0.84)

Increase resulting from tender and repurchase of Auction Rate Preferred Stock (Note 4)	$0.15		NA		NA		NA		NA

Net asset value, end of period	$7.86		$6.97		$8.18		$8.63		$8.57

Market value per share, end of period	$7.20		$6.07		$7.35		$7.86		$8.87

TOTAL INVESTMENT RETURN:(1)
Based on market value per common share(2)	29.16%		(9.84)%		1.45%		(3.19)%		9.02%
Based on net asset value per common share(3)(4)	22.62	%(12)	(6.97)%		2.80%		10.06%		19.93%
RATIOS TO AVERAGE NET ASSETS:(5)(6)
Net Expenses (including expenses related to leverage and interest expense)(7)(8)	1.90	%(13)	1.41	%(13)	1.48	%(13)	1.61	%(13)	1.24	%(13)
Applicable to common stockholders only(7)(9)	2.70	%(13)	1.99	%(13)	2.04	%(13)	2.22	%(13)	1.74	%(13)
Net Expenses (prior to expenses related to leverage and interest expense)(7)(8)	1.62	%(13)	1.39	%(13)	1.47	%(13)	1.59	%(13)	1.22	%(13)
Applicable to common stockholders only(7)(9)	2.31	%(13)	1.96	%(13)	2.02	%(13)	2.20	%(13)	1.71	%(13)
Net investment income including interest expense(9)	7.11%		7.28%		7.04%		7.79%		9.47%
SUPPLEMENTAL DATA:
Net assets at end of period	$102,127,139		$90,558,226		$106,356,300		$112,198,891		$111,344,440
Portfolio turnover rate(10)	45%		44%		43%		46%		61%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	NA		1,720		1,720		1,720		1,720
Total Borrowings outstanding	$41,098,750		NA		NA		NA		NA
Asset coverage per share of preferred stock outstanding at end of period	NA		$77,650	(11)	$86,835	(11)	$90,232	(11)	$89,735	(11)
Involuntary liquidation preference and average market value per share of preferred stock	NA		$25,000		$25,000		$25,000		$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[5]	Ratios do not include the effect of dividends to preferred stock.
[6]	See Note 7 in the Notes to Financial Statements.
[7]	Includes earnings credits and interest expense not attributable to leverage, each of which is less than 0.005%, if applicable or unless otherwise noted.
[8]	Ratios calculated relative to the average net assets of both common and preferred stockholders including proceeds from leverage.
[9]	Ratios calculated relative to the average net assets of common stockholders only.
[10]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

[11]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[12]

Included in the total return at net asset value is the impact of the tender and repurchase by the Fund of a portion of its ARPS at 95.5% of the ARPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value would have been lowered by 2.34%.

[13]

The Adviser and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2016, 2015, 2014, 2013, and 2012. Without these waivers/reimbursements, the ratios would have been higher by less than 0.1% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012.

[14]	Amount rounds to less than $0.005

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	ORGANIZATION — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to seek a high level of total return through current income and capital appreciation by investing primarily in high yield, fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in high yield fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2.	SIGNIFICANT ACCOUNTING POLICIES — The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

• Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

• Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2016.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$—	$—	$26,408		$26,408
Energy	141,463	—	—		141,463
Financials	—	—	14,260		14,260
Industrials	—	—	—	(a)	—	(a)
Materials	—	—	—	(a)	—	(a)
Telecommunication Services	50,138	—	—		50,138
Utilities	628,736	—	—		628,736

Total Common Stocks	820,337	—	40,668		861,005

Preferred Stocks
Consumer Discretionary	149,000	—	—	(a)	149,000
Financials	268,479	471,225	—		739,704
Industrials	—	—	—	(a)	—	(a)
Materials	—	—	—	(a)	—	(a)

Total Preferred Stocks	417,479	471,225	—	(a)	888,704

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Asset-Backed Securities	$—	$203,805	$330,799		$534,604
Convertible Bonds
Consumer Discretionary	—	—	33,405		33,405
Utilities	—	81,600	—		81,600

Total Convertible Bonds	—	81,600	33,405		115,005

Corporate Bonds
Consumer Discretionary	—	22,956,330	48,250		23,004,580
Consumer Staples	—	8,129,561	—		8,129,561
Energy	—	16,561,359	321,326		16,882,685
Financials	—	7,673,167	—		7,673,167
Health Care	—	12,053,248	280		12,053,528
Industrials	—	13,906,997	83,030		13,990,027
Information Technology	—	9,295,528	—		9,295,528
Materials	—	14,064,816	980		14,065,796
Real Estate	—	1,209,189	—		1,209,189
Telecommunication Services	—	16,574,361	—		16,574,361
Utilities	—	5,789,043	88,256		5,877,299

Total Corporate Bonds	—	128,213,599	542,122		128,755,721

Loan Assignments
Consumer Discretionary	—	1,882,083	—		1,882,083
Consumer Staples	—	642,011	—		642,011
Energy	—	2,379,596	—		2,379,596
Financials	—	241,481	—		241,481
Health Care	—	270,752	—		270,752
Industrials	—	607,797	—		607,797
Information Technology	—	1,268,914	—		1,268,914
Materials	—	199,688	—		199,688
Telecommunication Services	—	502,704	—		502,704
Utilities	—	814,468	—		814,468

Total Loan Assignments	—	8,809,494	—		8,809,494

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Short-Term Investment
Investment Company	2,148,378	—	—		2,148,378

Total Investments in Securities	$3,386,194	$137,779,723	$946,994		$142,112,911

(a)	Value is zero.

There were no transfers between levels 1 and 2 during the year ended December 31, 2016.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2015		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities
Asset-Backed Securities	$634,392		$—	$21,477	$(5,374)	$—	(a)	$(319,696)	$—	$—	$330,799
Common Stocks — Consumer Discretionary	39,769		—	(13,361)	—	—		—	—	—	26,408
Common Stocks — Financials	16,025		—	(11,334)	—	9,569		—	—	—	14,260
Common Stocks — Industrials	—	(a)	—	—	—	—		—	—	—	—	(a)
Common Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Convertible Bonds — Consumer Discretionary	—	(a)	(41,651)	38,634	—	36,426		(4)	—	—	33,405
Convertible Preferred Stocks — Consumer Discretionary	3		—	(3)	—	—		—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	67,334		(58,199)	38,740	— (a)	112		(122,737)	123,000	—	48,250
Corporate Bonds — Energy	—		(49,075)	108,766	1,312	2,638		(43,275)	300,960	—	321,326
Corporate Bonds — Health Care	280		—	—	—	—		—	—	—	280
Corporate Bonds — Industrials	46,481		—	36,531	18	—		—	—	—	83,030
Corporate Bonds — Materials	23,922		—	3,479	—	—		(26,421)	—	—	980
Corporate Bonds — Utilities	—		—	83,631	—	4,625		—	—	—	88,256
Loan Assignment — Materials	143,640		—	3,201	(188)	—		(146,653)	—	—	—
Preferred Stocks — Consumer Discretionary	1		—	(1)	—	—		—	—	—	—	(a)
Preferred Stocks — Industrials	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	—	(a)	—	—	—	—		—	—	—	—	(a)
Warrants — Consumer Discretionary	—	(a)	—	—	—	—		—	—	—	—	(a)
Warrants — Energy	69		— (a)	(69)	—	—		— (a)	—	—	—

Total	$971,916		$(148,925)	$309,691	$(4,232)	$53,370		$(658,786)	$423,960	$—	$946,994

(a)	Value is zero.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

The change in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to $251,147. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at December 31, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$4,690		Market Comparable Companies	EBITDA Multiple (a)	5.0x (5.0x)
				Discount for lack of marketability (b)	20.00% (20.00%)
				Probability of Insolvency	100.00% (100.00%)
	—	(c)	Pending Sale Amount	Expected Recovery	0.01% (0.01%)
	9,571		Terms of Exchange Offer	Expected Recovery	$0.01 ($0.01)

Common Stocks	14,261

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at December 31, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
			Market Comparable Companies	Probability of Insolvency	100.00% (100.00%)
	—	(c)	Pending Sale Amount	Expected Recovery	0.00% (0.00%)

Preferred Stocks	—	(c)
	89,517		Pending Distribution Amount	Discount for lack of marketability (b)	15.00% (15.00%)
				Projected Principal Writedown	99.99% - 100.00% (99.99%)
				Expected Recovery	0.49% (0.49%)
	33,405		Market Comparable Companies	EBITDA Multiple (a)	1.0x (1.0x)
				Probability of Insolvency	100.00% (100.00%)

Corporate Bonds	122,922
	329,079		Discounted Cash Flow	Liquidity Discount	4.50% (4.50%)
				Implied Spread to Index	4.00% (4.00%)
				Constant Prepayment Rate	3.00% (3.00%)
				Constant Default Rate	4.27% (4.27%)
				Yield (Discount Rate of Cash Flows)	8.98% - 19.76% (19.69%)

Asset-Backed Securities	329,079
Warrants	—	(c)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)
Total	$466,262

#	The table above does not include certain level 3 securities that are valued by brokers and pricing services. At December 31, 2016, the value of these securities was $480,732. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such level 3 instruments.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

prior three fiscal years remains or tax laws and regulations. The Fund’s federal tax returns for the subject to examination by the Internal Revenue Service.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts.

The Fund did not retain any investment company taxable income and/or net capital gains.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in- Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(2,158,148)	$275,462	$1,882,686

The reclassification for the Fund relates primarily to non-deductible expense.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	2016	2015
Common Stockholder Ordinary Income*	$7,107,728	$7,446,280
Preferred Stockholder Ordinary Income*	$71,611	$67,033
Common Stockholder Return of Capital	$430,305	$429,666

*	Short-term gains are treated as ordinary income for income tax purposes.

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME —Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are generally declared and paid monthly from net investment income and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

E.

LOAN ASSIGNMENTS — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM, an indirect, wholly-owned subsidiary of JPMorgan, may wish to invest in publicly traded securities of a Borrower on behalf of its clients, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 11.

3.	COMMON STOCK — At December 31, 2016, there were 49,996,320 shares of common stock with a $0.01 par value authorized and 12,996,610 outstanding. During the year ended December 31, 2016 and the year ended December 31, 2015, the Fund did not issue any shares of common stock in connection with its dividend reinvestment plan.

4.	PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. On March 11, 2016, the Fund commenced a tender offer for up to 100% of its outstanding ARPS. The Fund offered to purchase the ARPS at 95.5% of the liquidation preference of $25,000 (or $23,875 per share), plus any unpaid accrued dividends through the April 14, 2016 expiration of the offer. The Fund accepted for payment 1,690 ARPS that were tendered and not withdrawn, representing approximately 98.3% of its outstanding ARPS. On December 22, 2016, the Fund redeemed the remaining 30 outstanding ARPS at the liquidation preference of $25,000. Dividends on these shares were paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. At December 31, 2016, there were no accrued ARPS dividends.

The weekly auction for the ARPS issued by the Fund failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Based on the rating assigned to the Fund’s ARPS, the maximum rate could have ranged from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the year ended December 31, 2016, was 150.17%.

5.	BORROWINGS — On April 5, 2016, the Fund entered into a credit agreement with Pershing LLC pursuant to which the Fund may borrow up to an aggregate amount of $50,000,000. Under the terms and conditions provided in the agreement for Pershing LLC to provide financing, the Fund will provide pledged collateral. This agreement is terminable with 180 days’ written notice by the Fund or the counterparty. Loans made under the credit agreement will accrue interest at a rate equal to one-month LIBOR offered rate plus 75 basis points. The average interest rate on the amount borrowed during the period was 1.27%. On April 19, 2016 and December 22, 2016, the Fund borrowed $40,348,750 and $750,000, respectively, to fund the redemption of the ARPS and $41,098,750 is outstanding as of December 31, 2016. For the year ended December 31, 2016, the Fund paid $370,861 in interest, which is included in Interest Expense on the Statement of Operations.

The Fund pays a minimum balance transfer fee to the counterparty at a rate of one month Libor plus 0.60%, on the difference between total amount borrowed and an agreed upon minimum balance. For the year ended December 31, 2016, the Fund did not pay a minimum balance fee.

The credit agreement contains certain representations and warranties, and notice requirements for the occurrence of specific events such as the occurrence of any event of default, or pending or threatened litigation. The credit agreement requires compliance with certain covenants, including certain minimum margin requirements, retention of the Fund’s net asset value above specified threshold levels, limitations on the incurrence of additional liens and limitations on the ability of the Fund to sell, lease or otherwise transfer all or any substantial part of its assets to any other entity, with certain exceptions. In addition, the Fund is subject to certain limitations and restrictions as a result of borrowing under the credit agreement. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders.

6.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2016, aggregated $60,435,933 and $61,725,238, respectively. During the year ended December 31, 2016, there were no purchases or sales of U.S. Government securities.

7.

TRANSACTIONS WITH INVESTMENT ADVISER, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM serves as investment adviser to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement,

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

JPMIM is entitled to receive an annual investment advisory fee, computed and paid monthly after the end of each calendar month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse High Yield Index, Developed Countries Only and the Credit Suisse High Yield Index (collectively, the “Indices”), from January 1, 2016 to August 31, 2016 and September 1, 2016 to December 31, 2016, respectively. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Indices during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Adviser after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

Advisory fees for the year ended December 31, 2016 amounted to $1,368,849 which calculated to an annualized effective rate of 0.99%. The advisory fee rate calculated for the one month ended December 31, 2016 was a rate of 1.35%. The Fund has an administrative services agreement with JPMIM pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2016, accrued administrative fees were $9,794.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund. For performing these services, the Fund pays JPMCB transaction and asset based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser and Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2016 was $3,300.

Certain officers of the Fund are affiliated with the Adviser and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Directors’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund adopted a Directors’ Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as Directors. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

8.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of the investment securities held at December 31, 2016 were as follows:

December 31, 2016
Gross unrealized appreciation on investments	$5,048,486
Gross unrealized depreciation on investments	(8,083,493)

Net unrealized appreciation (depreciation) on investments	$(3,035,007)

Cost of investments for Federal Tax purposes	$145,147,918

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and distressed securities.

As of December 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(23,453,978)	$(3,035,007)

The cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and distressed securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$1,254,477	$6,154,002

At December 31, 2016, the Fund had the following pre-enactment net capital loss carryforwards expiring during the year indicated, which are available to offset future realized gains:

2017	2018	Total
$14,493,773	$1,551,726	$16,045,499

During the year ended December 31, 2016, the Fund had expired capital loss carryforwards of $1,876,547.

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017 the following post-October net capital losses of:

Net Capital Loss
Short-Term	Long-Term
$(96,296)	$329,555

9.	RESTRICTED SECURITIES — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of December 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act.

10.	OTHER — The Fund may use related party broker-dealers. For the year ended December 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

During the year ended December 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

11.

RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. These securities

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2016, the Fund is a party to loan assignments that were transacted with Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with asset-backed and mortgage-related securities such as collateralized mortgage obligations backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

12.	SUBSEQUENT EVENT — At its January 23, 2017 meeting, the Board approved the liquidation and dissolution of the Fund, subject to shareholder approval. A proposed plan of liquidation will be submitted for the approval of the Fund’s shareholders at the Fund’s 2017 annual shareholder meeting, which is expected to take place on or around May 10, 2017. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund is anticipated to take place by July 31, 2017.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 12 to the financial statements, on January 23, 2017, the Board of Directors has approved the liquidation and dissolution of the Fund, subject to shareholder approval. A proposed plan of liquidation will be submitted for approval of the Fund’s shareholders at the Fund’s 2017 annual shareholder meeting, which is expected to take place on or around May 10, 2017.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2017

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors

John F. Finn (1947); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1998.	Elected at 2009 Shareholder Meeting	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Chancellor Emeritus, City University of New York (2015-present) Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Frankie D. Hughes (1952), Director of Fund since 2009; Trust of J.P. Morgan Funds since 2008.	Elected at 2009 Shareholder Meeting	President, Ashland Hughes Properties (property management) (2014 to present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (investment companies).

Peter C. Marshall (1942); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1985.	Elected at 2009 Shareholder Meeting	Self-employed business consultant (2002-present).	151	None.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Mary E. Martinez (1960); Director of Fund since 2013	Appointed in 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None.

Marilyn McCoy* (1948); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1999.	Elected at 2009 Shareholder Meeting	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None.

Mitchell M. Merin (1953); Director of Fund since 2013	Appointed in 2013	Retired President and Chief Operating Officer, Member Morgan Stanley Investment Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007 to 2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

Dr. Robert A. Oden, Jr. (1946); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1997.	Elected at 2009 Shareholder Meeting	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Director of Fund since 2013	Appointed in 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for profit supporting philanthropic and cultural programs) (2006-present)

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (concluded)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Frederick W. Ruebeck (1939); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1994.	Elected at 2009 Shareholder Meeting	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None.

James J. Schonbachler (1943); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2001.	Elected at 2009 Shareholder Meeting	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None.

(1)	Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 78 for all Directors.
(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014).

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase; Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase; Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, JPMorgan Investment Management, Inc. (formerly JPMorgan Funds Management, Inc.) since August 2010.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited) (concluded)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (Unaudited)

The Board of Directors has established various standing committees composed of Directors with diverse backgrounds, to which the Board of Directors has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Directors and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Directors held meetings in person in June and August 2016, at which the Directors considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Directors continued their review and consideration. The Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Directors considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Directors have engaged an independent management consulting firm (“independent consultant”) to report on performance of the Fund at each of the Directors’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Directors requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Broadridge, using data from Lipper Inc. (together “Broadridge/Lipper”), an independent provider of investment company data. The Directors’ independent consultant also provided additional analysis of the performance of the Fund in connection with the Directors’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Directors reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Fund and independent legal counsel and received a memorandum from independent legal counsel to the Directors discussing the legal standards for their consideration of the proposed Advisory Agreement. The Directors also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel to the Directors at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Directors in determining whether to approve the Advisory Agreement.

The Directors considered information provided with respect to the Fund over the course of the year. Each Director attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Directors determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors took into account information furnished throughout the year at Board meetings, as well as the materials furnished specifically in connection with this annual review process. The Directors considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Directors also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Directors also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Directors also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Directors/Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

PACHOLDER HIGH YIELD FUND, INC.

Board of Approval of Investment Advisory Agreement (Unaudited) (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Directors received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Directors reviewed and discussed this data. The Directors recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Directors also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Directors concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Directors reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Directors also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Directors also considered that JPMIM earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Directors. The Directors also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Directors considered the extent to which the Fund may benefit from economies of scale. The Directors considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. Further, the Directors noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of a fund’s investment portfolio. The Directors noted that the proposed investment advisory fee schedule does not contain breakpoints, but that the fee remains competitive with peer funds. The Directors also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cyber security improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Directors also considered that certain fees are negotiated on a complex-wide basis, permitting the Fund to share in the scale of the organization. The Directors concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

In light of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Directors noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Directors in determining the reasonableness of the proposed management fees. The Directors considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Directors received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Directors considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal

PACHOLDER HIGH YIELD FUND, INC.

Board of Approval of Investment Advisory Agreement (Unaudited) (concluded)

and other risks and responsibilities of providing services to the different clients. The Directors considered that serving as an adviser to a registered fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Directors also noted that the adviser, not the registered fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Directors concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Directors received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Directors considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Directors reviewed a description of Broadridge/Lipper’s methodology for selecting closed end funds in the Fund’s Peer Group and/or Universe. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Director’s independent consultant and also considered the special analysis prepared by the Directors’ independent consultant. The Broadridge/Lipper performance data noted by the Directors as part of their review and the determinations made by the Directors with respect to the Fund are summarized below:

The Directors noted that the Fund’s performance was in the third, third and fifth quintiles, based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Directors discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, and various other factors, the Directors concluded that the Fund’s performance was reasonable. They requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Total Expenses

The Directors considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Directors recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Directors also reviewed information about other expenses and the expense ratios for the Fund. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors’ determinations as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Directors noted that the Fund’s net advisory fee and actual total expenses were in the fifth and fourth quintiles, respectively, for both the Peer Group and the Universe. The Board also found that the Performance Fee was effective to align the Adviser’s interests with the interests of Fund shareholders, and to provide a level of compensation tied to investment performance. After considering the factors identified above, in light of this information, the Directors concluded that the advisory fee was reasonable.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Statement of Additional Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained therein may have become outdated.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.pacholder.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A. Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

Rev. January 2011

FACTS	WHAT DOES PACHOLDER HIGH YIELD FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎    Social Security number and account balances

∎   transaction history and account transactions

∎   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Pacholder High Yield Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pacholder High Yield Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-217-9502 or go to www.pacholder.com

Who we are
Who is providing this notice?	Pacholder High Yield Fund, Inc.

What we do
How does Pacholder High Yield Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does Pacholder High Yield Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎   open an account or provide account information

∎   give us your account information or pay us by check

∎   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes – information about your creditworthiness

∎   affiliates from using your information to market to you

∎   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ Pacholder High Yield Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Pacholder High Yield Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Pacholder High Yield Fund, Inc. doesn’t jointly market.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2016 – $105,678
2015 – $103,658

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2016 – $5,780
2015 – $17,390

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2016 – $18,797
2015 – $17,780

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2016 – Not applicable
2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-

approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%
2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 - $29.2 million
2015 - $31.8 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

Mary E. Martinez

Peter C. Marshall

Frankie D. Hughes

James J. Schonbachler

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines

When other types of potential material conflicts of interest are identified, the proxy administrator and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable

•	The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. Mr. Morgan and Mr. Shanahan were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2016, Mr. Morgan was part of the portfolio management team for 16 other mutual funds with a total of approximately $8.7 billion in assets; 13 pooled investment vehicles with a total of approximately $6.5 billion in assets; 16 other accounts with a total of approximately $3.2 billion in assets. As of December 31, 2016, Mr. Shanahan was part of the portfolio management team for 8 other mutual funds with a total of approximately $2.5 billion in assets; 13 pooled investment vehicles with a total of approximately $19.7 billion in assets; 9 other accounts with a total of approximately $1.1 billion in assets. The Adviser is not paid a performance based fee in connection with the other mutual funds, the pooled investment vehicles or the separate accounts.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan and Mr. Shanahan as of December 31, 2016 is set forth below:

William J. Morgan: $500,001 - $1,000,000

James P. Shanahan, Jr.: $100,001 - $500,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
March 3, 2017